                          HERCULES EUROPEAN VALUE FUND
                                  A SERIES OF
                              HERCULES FUNDS INC.
                       SUPPLEMENT DATED DECEMBER 20, 1995
                      TO PROSPECTUS DATED AUGUST 29, 1995

    Christian Simond is no longer responsible for the day-to-day management of European Value Fund. Nils Francke, formerly Mr. Simond's assistant, has assumed such responsibilities. Biographical information about Mr. Francke is included in this Prospectus. John Gerth will assist Mr. Francke in the day-to-day management of European Value Fund. Mr. Gerth joined Pictet in 1991. Prior to that time he was a Vice President and Senior Securities Officer and Head of International Equities for Citibank.

                                                PROSPECTUS DATED AUGUST 29, 1995

                              HERCULES FUNDS INC.
                            222 SOUTH NINTH STREET,
                       MINNEAPOLIS, MINNESOTA 55402-3804
                          (612) 342-1100 (LOCAL CALLS)
                           (800) 584-1317 (TOLL FREE)

    Hercules Funds Inc. (the "Company") is comprised of eight funds (the "Fund(s)"). A prominent international advisory organization has been retained on behalf of each Fund to act as its sub-adviser (the "Sub-Adviser(s)"). This prospectus relates to six of the Funds; the remaining two Funds are not being offered for sale as of the date hereof. The six Funds, their investment objectives and Sub-Advisers are as follows:

    HERCULES NORTH AMERICAN GROWTH AND INCOME FUND ("North American Fund") has investment objectives of both long-term capital appreciation and current income. North American Fund seeks to achieve its objectives primarily through investments in securities of issuers in Mexico, Canada and the U.S. ACCI WORLDWIDE, S.A. DE C.V. ("Acci") and AGF INVESTMENT ADVISORS, INC. ("AGF") serve as Sub-Advisers to North American Fund regarding investments in securities of Mexican and Canadian issuers, respectively. PIPER CAPITAL MANAGEMENT INCORPORATED, the Company's investment manager, also manages the U.S. portion of North American Fund.

    HERCULES EUROPEAN VALUE FUND ("European Value Fund") has investment objectives of long-term capital appreciation and to a lesser extent, current income. European Value Fund seeks to achieve its objectives primarily through investments in securities of issuers located in Europe. PICTET INTERNATIONAL MANAGEMENT LIMITED ("Pictet") serves as Sub-Adviser to European Value Fund.

    HERCULES PACIFIC BASIN VALUE FUND ("Pacific Value Fund") has investment objectives of long-term capital appreciation and to a lesser extent, current income. Pacific Value Fund seeks to achieve its objectives primarily through investments in securities of issuers located in the Pacific Basin, which is defined as those countries bordering on the Pacific Ocean. EDINBURGH FUND MANAGERS PLC ("EFM") serves as Sub-Adviser to Pacific Value Fund.

    HERCULES LATIN AMERICAN VALUE FUND ("Latin American Value Fund") has investment objectives of long-term capital appreciation and to a lesser extent, current income. Latin American Value Fund seeks to achieve its objectives primarily through investments in securities of issuers located in Latin America. BANKERS TRUST COMPANY serves as Sub-Adviser to Latin American Value Fund.

    HERCULES WORLD BOND FUND ("Bond Fund") has an investment objective of a high level of total investment return. Bond Fund seeks to achieve its objective through investments principally in debt securities of issuers located anywhere in the world. SALOMON BROTHERS ASSET MANAGEMENT LIMITED serves as Sub-Adviser to Bond Fund.

    HERCULES MONEY MARKET FUND ("Money Market Fund") has an investment objective of maximizing current income consistent with the preservation of capital and maintenance of liquidity. Money Market Fund invests exclusively in a variety of high quality money market instruments, such as high grade domestic commercial paper, repurchase agreements, obligations of domestic banks (e.g., time deposits, certificates of deposit and bankers' acceptances), U.S. Government securities and short-term corporate obligations. Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. SALOMON BROTHERS ASSET MANAGEMENT INC serves as Sub-Adviser to Money Market Fund.

    INVESTMENT IN EACH OF THE FUNDS (OTHER THAN MONEY MARKET FUND) INVOLVES CERTAIN RISKS NOT TYPICALLY ASSOCIATED WITH A FUND WHICH INVESTS PRIMARILY IN SECURITIES OF U.S. ISSUERS. SEE "SPECIAL RISK CONSIDERATIONS."

    This Prospectus describes concisely the information about the Funds that you should know before investing. Please read the Prospectus carefully before investing and retain it for future reference. A Statement of Additional Information about the Company dated August 29, 1995 is available free of charge. Write to the Company at 222 South Ninth Street, 20th Floor, Minneapolis, Minnesota 55402-3804 or telephone (612) 342-1100 (local calls) or (800) 584-1317
(toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

    INVESTMENT IN MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES  AND
 EXCHANGE   COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  NOR  HAS  THE
   SECURITIES AND EXCHANGE  COMMISSION OR ANY  STATE SECURITIES  COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION

    The Company is an open-end management investment company, commonly called a mutual fund. The Company, which was organized as a corporation under the laws of the State of Minnesota in 1993, has one class of capital stock that is currently issued in eight separate series. This Prospectus relates to shares of six of those series: Hercules North American Growth and Income Fund ("North American Fund") Hercules European Value Fund ("European Value Fund"), Hercules Pacific Basin Value Fund ("Pacific Value Fund"), Hercules Latin American Value Fund ("Latin American Value Fund"), Hercules World Bond Fund ("Bond Fund") and Hercules Money Market Fund ("Money Market Fund") (sometimes referred to herein as a "Fund" or, collectively, as the "Funds"). Shares of the remaining two series, Hercules Emerging Markets Debt Fund and Hercules Global Short-Term Fund, are not being offered for sale as of the date hereof. This prospectus relates to the continuous offering of shares by each of the six Funds set forth above.

MANAGEMENT

    On July 18, 1995, shareholders of the Company approved an investment advisory and management agreement between Piper Capital Management Incorporated (the "Manager"), a corporation organized under the laws of the state of Delaware and the Company. Each Fund pays the Manager a fee for managing its investment portfolio. Management fees for each of the Funds, except for Money Market Fund, are paid monthly at an annual rate of 1.0% of average daily net assets of the applicable Fund. These fees are higher than fees paid by most other investment companies. The management fees for Money Market Fund are paid monthly at an annual rate of .50% of average daily net assets. See "Management--Investment Manager."

    As previously described, with respect to each Fund, the Manager has entered into a sub-advisory agreement pursuant to which the Sub-Advisers, subject to the supervision of the Manager, are responsible for certain investment functions including researching and developing an overall investment plan and making and implementing investment decisions regarding assets of the respective Fund. With respect to North American Fund, the Manager has retained the responsibility to manage the U.S. portion of the portfolio. For its services, each Sub-Adviser is paid by the Manager a fee, payable over the same time periods and calculated in the same manner as the management fee of the applicable Fund, of .50% of average daily net assets of such Fund (in the case of North American Fund, each of the two Sub-Advisers is paid .166 of 1%), except that with respect to Money Market Fund, the Sub-Adviser is paid by the Manager a fee of .25% of average daily net assets of the applicable Fund. See "Management--Sub-Advisers."

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray" or the "Distributor"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Manager, serves as Distributor of the Company's shares. For its services as Distributor, which include distributing shares of the Funds and for sales-related expenses, the Distributor is entitled to reimbursement from each Fund (other than Money Market Fund) each month for its actual expenses incurred in the distribution and promotion of each Fund's shares pursuant to a Rule 12b-1 Distribution Plan adopted by each of the Funds. Reimbursement to the Distributor is computed separately for each of the applicable Funds and may not exceed .70% per annum of the average daily net assets with respect to North American Fund, European Value Fund, Pacific Value Fund and Latin American Value Fund and .50% per annum with respect to Bond Fund. The Rule 12b-1 fees may be limited voluntarily by the Distributor. Currently, reimbursement to the Distributor is limited on a per annum basis to .50% with respect to average daily net assets of North

American Fund, European Value Fund, Pacific Value Fund and Latin American Value Fund and .30% with respect to average daily net assets of Bond Fund. These limitations may be revised or terminated at any time after the Company's current fiscal year. See "Distribution of Fund Shares."

OFFERING PRICES

    Shares of the Funds are offered to the public at the next determined net asset value after receipt of an order by either the Distributor or the Funds' transfer agent, Investors Fiduciary Trust Company ("IFTC"). Shares redeemed within two years of purchase are subject to a contingent deferred sales charge under most circumstances. See "Purchase of Shares--Public Offering Price" and "Redemption of Shares--Contingent Deferred Sales Charge."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

    The minimum initial investment for each Fund is $250. Subsequent investments must be $100 or more. These minimums may be lowered by the Distributor in certain instances. See "Purchase of Shares--Minimum Investments."

EXCHANGES

    Shares of a Fund may be exchanged for shares of any other Fund offered in an investor's state at net asset value. An investor may make twelve exchanges per year without payment of a service charge. Thereafter, there is a $50 service charge for each exchange. See "Purchase of Shares--Exchange Privilege."

REDEMPTIONS

    Shares of any Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Distributor or by IFTC. The Company reserves the right, upon 30 days' written notice, to redeem an account in any Fund if the net asset value of the shares in that account falls below $200 as the result of a redemption or transfer request. Although no commission or sales load is imposed on the purchase of shares, a contingent deferred sales charge of up to 2% of net asset value is imposed on redemptions of shares of each Fund (other than Money Market Fund) within two years of purchase (the "holding period"). However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions. See "Redemption of Shares."

TAXES

    Each of the Funds is treated as a separate corporation for federal tax purposes and each of the Funds expects to qualify as a regulated investment company during the current taxable year.

CERTAIN SPECIAL RISK CONSIDERATIONS

    An investment in any of the Funds is subject to certain risks, as set forth in detail under "Special Risk Considerations." As with other mutual funds, there can be no assurance that any Fund will achieve its objective. Each Fund (other than Money Market Fund) invests in foreign securities. Accordingly, an investment in each Fund (other than Money Market Fund) requires consideration of certain risk factors that are not typically associated with investing in securities of U.S. companies. To the extent a Fund's investments are denominated in currencies other than the U.S. dollar, such Fund is subject to a risk of a decline in the value of such currency against the U.S. dollar. Additional risk factors include potential political and economic instability of certain countries, limited liquidity, volatile prices of certain securities of non-U.S. companies and foreign taxation. See "Special Risk Considerations--Foreign Securities."

    The value of debt securities in which each of the Funds may invest typically varies inversely with changes in the level of interest rates. Each Fund may borrow for investment purposes principally through the use of reverse repurchase agreements and to a lesser extent through borrowing from banks. This speculative technique is referred to as "leveraging." Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Funds' portfolio securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased.

    Some or all of the Funds, to the extent set forth under "Investment Objectives and Policies," "Special Investment Methods" and "Other Eligible Investments" may engage in the following investment practices: forward foreign currency exchange transactions and foreign currency futures and options, the use of repurchase agreements, entering into options and futures transactions with respect to financial instruments and stock and interest rate indexes, entering into interest rate swaps, caps and floors, the purchase of securities on a "when-issued" basis, the purchase or sale of securities on a "forward commitment" basis, the purchase of zero coupon and payment in kind bonds, the purchase of Brady Bonds, the use of short sales, the purchase of illiquid securities, investments in foreign index linked instruments and the purchase of mortgage-related securities. The use of certain of these financial techniques to generate income is considered speculative and may involve the creation of leverage. In addition, the use of certain of these practices may increase the volatility of a Fund's net asset value. Certain of the investment techniques set forth above are commonly referred to as "derivative instruments." The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. All of these transactions involve certain special risks, as set forth under "Special Risk Considerations" and "Other Eligible Investments--Brady Bonds."

    The Company has registered as a "non-diversified" investment company so that each Fund will be able to invest more than 5% of the value of its assets in the obligations of a single issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to the Funds. To the extent the Funds invest a relatively high percentage of their assets in obligations of a limited number of issuers, the Funds may be more susceptible than diversified funds to any single economic, political or regulatory occurrence or to changes in an issuer's financial condition or in the market's assessment of issuers. See "Special Risk Considerations--Non-Diversified Status."

    Latin American Value Fund and Bond Fund may invest in lower-quality debt securities rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Ratings Group ("S&P") (commonly known as "high yield" or "junk" bonds) or, if unrated, of comparable quality as determined by their respective Sub-Advisers. Latin American Value Fund and Bond Fund will each invest less than 35% of its net assets in such high yield securities. Investment in high yield securities typically involves risks not associated with higher-rated securities, including, among others, overall greater risk of not receiving timely and ultimate payment of interest and principal, potentially greater sensitivity to general economic conditions and changes in interest rates, greater market price volatility and less liquid secondary market trading. See "Special Risk Considerations--Risks of Lower-Rated Debt Securities."

    Each of the Funds (other than Money Market Fund) may invest in loans, assignments of loans and participations in loans. Such investments are subject to special risks, including the lack of a liquid secondary market for such securities and, in the case of loan participations, assumption of the credit risk of both the underlying borrower and the seller of the participation. See "Other Eligible Investments--Loan Participations and Assignments."

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your broker-dealer or to IFTC at (800) 245-7087. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                               FEES AND EXPENSES

                                                                                               LATIN
                                                               NORTH     EUROPEAN   PACIFIC   AMERICAN            MONEY
                                                              AMERICAN    VALUE      VALUE     VALUE      BOND    MARKET
                                                                FUND       FUND      FUND       FUND      FUND     FUND
                                                              --------   --------   -------   --------   ------   ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
 offering price)............................................       0%         0%        0%         0%        0%       0%
Maximum Contingent Deferred Sales Charge(1).................    2.00%      2.00%     2.00%      2.00%     2.00%    None
Exchange Fee(2).............................................   $   0      $   0     $   0      $   0     $   0    $   0
ANNUAL FUND OPERATING EXPENSES (after fee limitation and
 reimbursement; as a percentage of average net assets)
Management Fees.............................................    1.00%      1.00%     1.00%      1.00%     1.00%     .50%
12b-1 Fees (after fee limitation)(3),(4)....................     .50%       .50%      .50%       .50%      .30%       0%(5)
Other Expenses (after expense reimbursement)(4).............
  Administrative Services, Transfer Agency and Custodian....     .50%       .50%      .50%       .50%      .50%     .50%
Total Fund Operating Expenses (after fee limitation and
 reimbursement)(4)..........................................    2.00%      2.00%     2.00%      2.00%     1.80%    1.00%
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period(4)
  1 year....................................................   $  40      $  40     $  40      $  40     $  38    $  10
  3 years...................................................   $  63      $  63     $  63      $  63     $  57    $  32
  5 years...................................................     108        108       108        108        97       55
  10 years..................................................     233        233       233        233       212      122
                                                              --------   --------   -------   --------   ------   ------
                                                              --------   --------   -------   --------   ------   ------
You would pay the following expenses on the same investment, assuming no redemption
  1 year....................................................   $  20      $  20     $  20      $  20     $  18    $  10
  3 years...................................................   $  63      $  63     $  63      $  63     $  57    $  32
  5 years...................................................     108        108       108        108        97       55
  10 years..................................................     233        233       233        233       212      122

---------

 (1)The maximum 2% contingent deferred sales charge on shares of each Fund (other than Money Market Fund) applies to redemptions during the first 365 days after purchase; the charge declines to 1% during the next 365 days after purchase, reaching zero thereafter.

 (2)There is a $50 fee for each exchange in excess of 12 exchanges per year. See "Purchase of Shares-- Exchange Privilege."

 (3)A portion of the Rule 12b-1 fee equal to .25% of the average daily net assets with respect to all of the Funds (other than Money Market Fund) is characterized as a service fee within the meaning of the guidelines of the National Association of Securities Dealers, Inc. ("NASD").

 (4)12b-1 fees for each Fund (other than Money Market Fund) are currently limited voluntarily by the Distributor. In addition, certain "Other Expenses" are borne by the Manager. The amounts set forth in the Example may increase if such fee limitations and expense reimbursement are removed. For each Fund's current fiscal year the Manager has voluntarily limited total expenses on a per annum basis to 2% with respect to average daily net assets of North American Fund, European Value Fund, Pacific Value Fund and Latin American Value Fund, 1.8% with respect to average daily net assets of Bond Fund and 1.00% with respect to average daily net assets of Money Market Fund. After each Fund's current fiscal year, these limitations may be revised or terminated at any time.

 (5)The Company's 12b-1 Distribution Plan authorizes payments by Money Market Fund in an amount not to exceed .10% per annum of its daily net assets; however, the Board of Directors of the Company determined to discontinue such payments by the Fund effective as of June 19, 1995.

    The purpose of the above Fees and Expenses table is to assist the investor in understanding the various costs and expenses that each Fund expects to incur and that investors in the Funds should expect to bear directly or indirectly. The percentages set forth for each Fund which are included within the category "Other Expenses" are estimates. The Rule 12b-1 fees set forth in the table (for each of the Funds other than Money Market Fund) are pursuant to voluntary fee limitations by the Distributor which may be revised or terminated at any time after the conclusion of each Fund's current fiscal year. Absent such fee limitation, Rule 12b-1 fees may not exceed .70% per annum of the average daily net assets with respect to North American Fund, Pacific Value Fund, European Value Fund and Latin American Value Fund and .50% with respect to Bond Fund. In addition to the Rule 12b-1 fee limitation, certain "Other Expenses" were voluntarily waived or absorbed by the Manager. Absent such waivers and reimbursements for the fiscal year ended June 30, 1995, "Other Expenses" would have been 1.69% of average daily net assets for North American Fund, 1.51% of average daily net assets for European Value Fund, .83% of average daily net assets for Pacific Value Fund, 1.77% of average daily net assets for Latin American Value Fund, 1.03% of average daily net assets for Bond Fund and 24.84% of average daily net assets for Money Market Fund. Had the Funds paid all expenses, Total Fund Operating Expenses for the fiscal year ended June 30, 1995 would have been 3.39% of average daily net assets for North American Fund, 3.21% of average daily net assets for European Value Fund, 2.53% of average daily net assets for Pacific Value Fund, 3.47% of average daily net assets for Latin American Value Fund, 2.53% of average daily net assets for Bond Fund and 25.44% of average daily net assets for Money Market Fund.

    THE TABLE AND EXAMPLES SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OR PREDICTION OF FUTURE EXPENSES OR PERFORMANCE WHICH MAY BE MORE OR LESS THAN THOSE SET FORTH. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management-- Investment Manager," "Management--Expenses" and "Distribution of Fund Shares."

    Long-term shareholders of the Funds (other than Money Market Fund) may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

                              FINANCIAL HIGHLIGHTS

    The following financial highlights show certain per share data and selected information for a share of capital stock outstanding during the indicated periods for the Funds. The information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and the related notes thereto appearing in the Statement of Additional Information.

                                                                 NORTH AMERICAN FUND         EUROPEAN VALUE FUND
                                                              -------------------------   -------------------------
                                                              FISCAL YEAR   PERIOD FROM   FISCAL YEAR   PERIOD FROM
                                                                 ENDED      11/9/93* TO      ENDED      11/9/93* TO
                                                                6/30/95       6/30/94       6/30/95       6/30/94
                                                              -----------   -----------   -----------   -----------
PER SHARE DATA
Net asset value, beginning of period........................    $  9.46        10.00          9.86         10.00
-------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income--net**..................................       0.17         0.04          0.12          0.02
  Net realized and unrealized gains (losses)................       0.33        (0.58)         1.21         (0.16)
-------------------------------------------------------------------------------------------------------------------
Total from operations.......................................       0.50        (0.54)         1.33         (0.14)
-------------------------------------------------------------------------------------------------------------------
Distributions from:
  Investment income--net....................................      (0.04)       --            (0.03)        --
  Net realized gains........................................     --            --            (0.06)        --
-------------------------------------------------------------------------------------------------------------------
Total distributions.........................................      (0.04)       --            (0.09)        --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..............................    $  9.92         9.46         11.10          9.86
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
SELECTED INFORMATION
Total return***.............................................       5.36%       (5.40%)       13.52%        (1.40%)
Net assets, end of period (000s omitted)....................    $13,217       16,856        17,520        16,574
Ratio of expenses to average daily net assets++.............       2.00%        2.00%+        2.00%         2.00%+
Ratio of net investment income to average daily
 net assets++...............................................       1.84%        0.87%+        1.10%         0.47%+
Portfolio turnover rate (excluding short-term securities)...         52%          23%          131%           60%

------------
  * Commencement of operations.

 ** Based on the weighted average number of shares outstanding during the period.

 ***Total return is based on  the change in net  asset value during the  period,
    assumes   reinvestment  of  all  distributions  and  does  not  reflect  the contingent deferred sales charge applicable to shares purchased after 6/19/95.

 +  Adjusted to an annual basis.

++   Various portfolio fees and expenses  were voluntarily waived or absorbed by the manager and Distributor. Had the funds paid all expenses, the annualized ratios of expenses and net investment income to average daily net assets would have been as follows:

                                                                 NORTH AMERICAN FUND         EUROPEAN VALUE FUND
                                                              -------------------------   -------------------------
                                                              FISCAL YEAR   PERIOD FROM   FISCAL YEAR   PERIOD FROM
                                                                 ENDED      11/9/93* TO      ENDED      11/9/93* TO
                                                                6/30/95       6/30/94       6/30/95       6/30/94
                                                              -----------   -----------   -----------   -----------
                                                              3.39%/0.45%   3.41%/(0.54%) 3.21%/(0.11%) 3.25%/(0.78%)

                                                                 PACIFIC VALUE FUND       LATIN AMERICAN VALUE FUND
                                                              -------------------------   -------------------------
                                                              FISCAL YEAR   PERIOD FROM   FISCAL YEAR   PERIOD FROM
                                                                 ENDED      11/9/93* TO      ENDED      11/9/93* TO
                                                                6/30/95       6/30/94       6/30/95       6/30/94
                                                              -----------   -----------   -----------   -----------
PER SHARE DATA
Net asset value, beginning of period........................    $ 10.68        10.00          9.14         10.00
-------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss)--net**...........................      (0.10)       (0.04)        --             0.01
  Net realized and unrealized gains (losses)................      (1.45)        0.72         (1.94)        (0.87)
-------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      (1.55)        0.68         (1.94)        (0.86)
-------------------------------------------------------------------------------------------------------------------
Distributions from:
  Net realized gains........................................      (0.11)       --            --            --
-------------------------------------------------------------------------------------------------------------------
Total distributions.........................................      (0.11)       --            --            --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..............................    $  9.02        10.68          7.20          9.14
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
SELECTED INFORMATION
Total return***.............................................     (14.63%)       6.80%       (21.23%)       (8.60%)
Net assets, end of period (000s omitted)....................    $31,527       40,828        22,624        27,750
Ratio of expenses to average daily net assets++.............       2.00%        2.00%+        2.00%+        2.00%+
Ratio of net investment income (loss) to average daily
 net assets++...............................................      (1.06%)      (0.96%)+      (0.03%)+       0.14%+
Portfolio turnover rate (excluding short-term securities)...         68%          39%          161%           78%

------------
  * Commencement of operations.

 ** Based on the weighted average number of shares outstanding during the period.

 ***Total return is based on  the change in net  asset value during the  period,
    assumes   reinvestment  of  all  distributions  and  does  not  reflect  the contingent deferred sales charge applicable to shares purchased after 6/19/95.

 +  Adjusted to an annual basis.

++   Various portfolio fees and expenses  were voluntarily waived or absorbed by the manager and Distributor. Had the funds paid all expenses, the annualized ratios of expenses and net investment income to average daily net assets would have been as follows:

                                                                 PACIFIC VALUE FUND       LATIN AMERICAN VALUE FUND
                                                              -------------------------   -------------------------
                                                              FISCAL YEAR   PERIOD FROM   FISCAL YEAR   PERIOD FROM
                                                                 ENDED      11/9/93* TO      ENDED      11/9/93* TO
                                                                6/30/95       6/30/94       6/30/95       6/30/94
                                                              -----------   -----------   -----------   -----------
                                                              2.53%/(1.59%) 2.36%/(1.32%) 3.47%/(1.50%) 3.10%/(0.96%)

                                                                                          MONEY MARKET
                                                                      BOND FUND               FUND
                                                              -------------------------   ------------
                                                              FISCAL YEAR   PERIOD FROM   PERIOD FROM
                                                                 ENDED      11/9/93* TO   12/13/94* TO
                                                                6/30/95       6/30/94       6/30/95
                                                              -----------   -----------   ------------
PER SHARE DATA
Net asset value, beginning of period........................    $  9.35        10.00           1.00
------------------------------------------------------------------------------------------------------
Operations:
  Investment income net**...................................       0.45         0.12           0.02
  Net realized and unrealized gains (losses)................       0.22        (0.71)        --
------------------------------------------------------------------------------------------------------
Total from operations.......................................       0.67        (0.59)          0.02
------------------------------------------------------------------------------------------------------
Distributions:
  From investment income--net...............................      (0.09)       (0.06)         (0.02)
  Tax return of capital.....................................      (0.11)       --            --
------------------------------------------------------------------------------------------------------
Total distributions.........................................      (0.20)       (0.06)         (0.02)
------------------------------------------------------------------------------------------------------
Net asset value, end of period..............................    $  9.82         9.35           1.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
SELECTED INFORMATION
Total return***.............................................       7.24%       (5.96%)         2.62%
Net assets, end of period (000s omitted)....................    $13,776       32,360          1,230
Ratio of expenses to average daily net assets++.............       1.80%        1.80%+         1.00%+
Ratio of net investment income to average daily net
 assets++...................................................       4.76%        2.63%+         4.53%+
Portfolio turnover rate (excluding short-term securities)...        501%         291%        N/A

------------
   *Commencement of operations.

  **Based on the weighted average number of shares outstanding during the period.

 ***Total return is based on  the change in net  asset value during the  period,
    assumes   reinvestment  of  all  distributions  and  does  not  reflect  the contingent deferred sales charge applicable to shares purchased after 6/19/95.

 +  Adjusted to an annual basis.

++   Various portfolio fees and expenses  were voluntarily waived or absorbed by the manager and Distributor. Had the funds paid all expenses, the annualized ratios of expenses and net investment income to average daily net assets would have been as follows:

                                                                                          MONEY MARKET
                                                                      BOND FUND               FUND
                                                              -------------------------   ------------
                                                              FISCAL YEAR   PERIOD FROM   PERIOD FROM
                                                                 ENDED      11/9/93* TO   12/13/94* TO
                                                                6/30/95       6/30/94       6/30/95
                                                              -----------   -----------   ------------
                                                              2.53%/4.03%   2.03%/2.40%   25.44%/(19.91%)

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives listed below are fundamental and cannot be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval unless otherwise noted.

NORTH AMERICAN FUND

    North American Fund's objectives are to achieve long-term capital appreciation and current income. The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in U.S., Canadian and Mexican securities (as described below).

    North American Fund defines U.S., Canadian or Mexican securities as securities issued by: (a) companies organized in the U.S., Canada or Mexico or for which the principal trading market is located in such countries, (b) companies that derive at least 50% of their gross revenues from either goods produced, sales made, services performed or investments made in such countries,
(c) companies which have at least 50% of their total assets located in the U.S., Canada or Mexico or (d) or guaranteed by the governments of such countries or their agencies, political subdivisions or instrumentalities or the central bank of such country (sovereign debt). The Fund will not invest 25% or more of its total assets in government obligations issued by Canada or Mexico. See "Special Risk Considerations-- Foreign Securities--Risks of Sovereign Debt Obligations."

    In selecting particular investments, each Sub-Adviser and the Manager seek to identify companies believed by it to have long term prospects for growth of earnings and dividends in relationship to the prevailing market price. Emphasis is expected to be placed on investment in companies which the Sub-Advisers and the Manager believe are well positioned to benefit from the cross border commerce among the countries in North America which is currently taking place and is expected to increase as a result of government initiatives to promote free cross border trade. Assets will be allocated among the U.S., Canada and Mexico in accordance with the Manager's view as to where the best opportunities exist. The Manager may rely in whole or in part in making such allocations on the results of a proprietary allocation model made available to the Fund without separate charge by a financial institution to be selected by the Manager.

    Although initially the Fund expects to invest virtually all of its assets in North American issuers, the Fund is authorized to invest up to 35% of its total assets in securities of issuers located outside of the U.S., Canada and Mexico. In evaluating investments outside of North America, the Manager and Sub-Adviser will seek investments in issuers which they believe are well positioned to benefit from cross-border trade with the U.S., Canada and Mexico or from other developments in North America.

    Equity securities in which the Fund may invest include common stocks and preferred stocks (either convertible or non-convertible), warrants and stock rights. The Fund does not expect to invest more than 5% of its net assets in warrants and stock rights. Also, North American Fund may invest to a limited extent in investment companies or trusts which invest in securities of the U.S., Canada and Mexico. See "Other Eligible Investments--Investments in Other Investment Companies."

    Debt securities in which the Fund may invest include bonds, notes and debentures of any maturity, mortgage-backed securities and asset-backed securities. Such securities may be issued by governmental or private issuers. Debt securities must be rated at least BBB by S&P or Baa by Moody's, or, if unrated, of at least comparable quality as determined by the Sub-Advisers to the North American Fund. The foregoing rating limitation applies at the time of acquisition of a security. Any subsequent change in rating by a rating service will not require the Fund to dispose of the security. However, if the subsequent change in a rating of any security causes the Fund to have in the aggregate more than 5% of its net assets invested in securities rated below investment grade, the Fund will sell, as soon as it is practicable, sufficient securities to reduce the total to below 5%. See "Other Eligible Investments--Mortgage-Backed Securities" and "--Asset-Backed Securities."

    Generally, the Fund expects to invest no more than 60% or less than 20% of its total assets in any one of the U.S., Canada or Mexico.

    For temporary defensive purposes, the Fund may invest all or a portion of its assets in U.S. dollar-or foreign currency-denominated cash or domestic or foreign high quality money market instruments including commercial paper, certificates of deposit, bankers' acceptances and securities issued by the U.S. or a foreign government, their agencies or instrumentalities.

EUROPEAN VALUE FUND

    European Value Fund's investment objectives are long-term capital appreciation and, to a lesser extent, current income. European Value Fund seeks to achieve its investment objectives primarily through investments (under normal circumstances, at least 65% of its total assets) in securities issued by issuers in Europe. The Fund defines Europe as Austria, Belgium, Denmark, Germany, Finland, France, Greece, the Republic of Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey and the United Kingdom. As the securities markets of additional continental European countries develop, such countries may be considered part of the Fund's definition of Europe and appropriate countries for investment by the Fund.

    Emphasis is expected to be placed on investments in equity securities. The Fund may, however, also seek capital appreciation through investment in debt securities, such as may occur through favorable changes in relative foreign exchange rates, in relative interest rate levels or in creditworthiness of issuers.

    Under normal market conditions, European Value Fund's investments will be allocated among at least three different countries in Europe. European Value Fund defines securities of European issuers as follows: (a) securities of companies organized under the laws of a country within Europe (including the United Kingdom) or for which the principal trading market is in Europe; (b) securities of companies that derive at least 50% of their gross revenues from goods produced, sales made, services performed or investments in companies in Europe; (c) securities of companies which have at least 50% of their total assets located in Europe; or (d) securities issued or guaranteed by the government of a country in Europe, its agencies, political subdivisions or instrumentalities or the central bank of such country (sovereign debt). The Fund will not invest 25% or more of its total assets in obligations issued by the government of any one European country. See "Special Risk Considerations--Foreign Securities--Risks of Sovereign Debt Obligations."

    The Fund is authorized to invest up to 10% of its net assets in securities issued by issuers in Eastern Europe. In view of rapid political developments in Eastern Europe, it is not possible to categorically state the issuing markets; however, the Fund currently defines Eastern Europe as the Czech Republic, Slovakia, Hungary, Poland, Lithuania, Latvia, Estonia, Russian Federation, Romania and Slovenia. The Fund may in the future invest in other markets in Eastern Europe as these markets develop.

    Assets will be allocated among countries and currencies in accordance with the Sub-Adviser's proprietary asset allocation system. The system involves the continuing analysis of a fixed set of statistical indicators which (i) describe the progress of the credit cycle in each country, (ii) gauge the outlook for bond prices within the context of the historical and current relationship between money supply growth, inflation and real interest rates, and (iii) measure the likely relative return of stocks versus bonds on the basis of the current, implicit equity risk premium vis-a-vis historic norms.

    In selecting particular investments, the Sub-Adviser seeks to identify companies believed by it to be undervalued in the marketplace in relation to various factors such as the company's assets, earnings, growth potential and cash flows.

    Equity securities in which European Value Fund may invest include common stocks and preferred stocks (either convertible or non-convertible), warrants and stock rights. The Fund does not expect to invest more than 5% of its net assets in warrants and stock rights. European Value Fund also may purchase shares of investment companies or trusts which invest principally in securities in which the European Value Fund is authorized to invest. See "Other Eligible Investments--Investments in Other Investment Companies."

    Debt securities that European Value Fund may acquire include bonds, notes and debentures of any maturity, mortgage-backed securities and asset-backed securities. Such securities may be issued by governmental or private issuers. Debt securities that European Value Fund may acquire must be rated at least BBB by S&P or Baa by Moody's, or, if unrated, of comparable quality as determined by the Sub-Adviser. The foregoing rating limitation applies at the time of acquisition of a security. Any subsequent change in rating by a rating service will not require the Fund to dispose of any security. However, if the subsequent change in a rating of any security causes the Fund to have in the aggregate more than 5% of its net assets invested in securities rated below investment grade, the Fund will sell, as soon as it is practicable, sufficient securities to reduce the total to below 5%. See "Other Eligible Investments--Mortgage-Backed Securities" and "--Asset-Backed Securities."

    For temporary defensive purposes, European Value Fund may invest all or a portion of its assets in U.S. dollar- or foreign currency-denominated cash or domestic or foreign high-quality money market instruments including commercial paper, certificates of deposit, bankers' acceptances and securities issued by the U.S. or a foreign government, their agencies or instrumentalities.

PACIFIC VALUE FUND

    Pacific Value Fund's investment objectives are long-term capital appreciation and, to a lesser extent, current income. Pacific Value Fund seeks to achieve its investment objectives through investments primarily (under normal circumstances, at least 65% of its total assets) in the securities of issuers located in the Pacific Basin. The Pacific Basin is defined as those countries bordering the Pacific Ocean. The Pacific Value Fund may invest in the following countries within the region: Malaysia, Pakistan, Sri Lanka, the Philippines, Singapore, South Korea, Thailand, India, Indonesia, Hong Kong, Japan, Taiwan, Australia and New Zealand. In addition, to the extent that suitable investment opportunities become available, Pacific Value Fund may invest in the following other countries: China, Vietnam, Laos, Cambodia, Myanmar, Bangladesh and North Korea.

    Emphasis is expected to be placed on investment in equity securities. The Fund may, however, also seek capital appreciation through investment in debt securities, such as may occur through favorable changes in relative foreign exchange rates, in relative interest rate levels or in creditworthiness of issuers.

    Under normal market conditions, Pacific Value Fund's investments will be allocated among at least three different countries in the Pacific Basin. Pacific Value Fund defines securities of Pacific Basin issuers as follows: (a) securities of companies organized under the laws of a country within the Pacific Basin or for which the principal trading market for its securities is located in a country in the Pacific Basin, (b) securities of companies which derive at least 50% of their gross revenues from goods produced, sales made, services performed or investments in companies in the Pacific Basin, (c) securities of companies which have at least 50% of their total assets located in the Pacific Basin, or (d) securities issued or guaranteed by the government of a country in the Pacific Basin, its agencies, political subdivisions or instrumentalities, or the central bank of such country (sovereign debt). The Fund will not invest 25% or more of its total assets in obligations issued by the governments of any one country in the Pacific Basin. See "Special Risk Considerations--Foreign Securities--Risks of Sovereign Debt Obligations."

    In selecting investments, the Sub-Adviser seeks to identify countries and industries which, due to economic and political factors, have potential for significant growth and to identify those companies within such countries and industries which are best positioned to benefit therefrom.

    The equity securities in which Pacific Value Fund may invest consist of common stock, preferred stock (convertible and non-convertible), warrants and stock rights. The Fund does not expect to invest more than 5% of its net assets in warrants and stock rights. Pacific Value Fund may also to a limited extent purchase shares of investment companies or trusts which invest principally in securities in which Pacific Value Fund is authorized to invest. See "Other Eligible Investments--Investments in Other Investment Companies."

    Debt securities that Pacific Value Fund may acquire include bonds, notes and debentures of any maturity, mortgage-backed securities and asset-backed securities. Such securities may be issued by governmental or private issuers. Debt securities that the Fund may acquire must be rated at least BBB by S&P or Baa by Moody's, or, if unrated, of comparable quality as determined by the Sub-Adviser.

    For temporary defensive purposes, Pacific Value Fund may invest without limitation in U.S. dollar- or foreign currency-denominated cash or domestic or foreign high-quality money market instruments.

LATIN AMERICAN VALUE FUND

    The investment objectives of Latin American Value Fund are long-term capital appreciation and to a lesser extent, current income.

    Latin American Value Fund seeks to achieve its objectives primarily by investing under normal circumstances at least 65% of its total assets in securities of Latin American issuers.

    In pursuit of its investment objectives, the Fund may invest in both equity and debt securities. Capital appreciation from debt securities may result from favorable changes in relative foreign exchange rates, in relative interest rate levels or in creditworthiness of issuers. Under normal market conditions, Latin American Value Fund's investments will be allocated among at least three different countries in Latin America. The Fund defines Latin America as Mexico, Central America and South America. Latin American Value Fund defines securities of Latin American issuers as follows: (a) securities of companies organized in a country in Latin America or for which the principal trading market is located in Latin America, (b) securities of companies that derive at least 50% of their gross revenues from either goods produced, sales made, services performed or investments in companies in

Latin America, (c) securities of companies which have at least 50% of their total assets located in Latin America, or (d) securities issued or guaranteed by the government of a country in Latin America, its agencies, political subdivisions or instrumentalities, or the central bank of such country (sovereign debt). The Fund will not invest 25% or more of its total assets in obligations issued by the governments of any one country in Latin America. See "Special Risk Considerations--Foreign Securities-- Risks of Sovereign Debt Obligations."

    Latin American Value Fund's assets will be allocated among the countries in Latin America in accordance with the Manager's and Sub-Adviser's judgment as to where the best investment opportunities exist. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among the countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Fund may invest in securities of companies having various levels of net worth, including smaller companies whose securities generally are more volatile than securities offered by larger companies with higher levels of net worth.

    Latin American equity securities in which the Fund invests consist of common stock and preferred stock (either convertible or non-convertible), warrants and stock rights. The Fund does not expect to invest more than 5% of its net assets in warrants and stock rights. Latin American Value Fund may invest to a limited extent in investment companies or trusts which invest principally in securities in which Latin American Value Fund invests. See, "Other Eligible Investments--Investments in Other Investment Companies."

    Debt securities that Latin American Value Fund may acquire include bonds, notes and debentures of any maturity, mortgage-backed securities and asset-backed securities. Such debt securities may be issued by governmental or private issuers. The Fund may invest in any debt security regardless of rating (including securities in default status), provided, however, that the Fund may not invest more than 35% of its net assets in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Sub-Adviser. If a subsequent change in a rating of any security causes the Fund to have more than 35% of its net assets in securities rated lower than investment grade, the Fund will sell, as soon as it is practicable, sufficient securities to reduce the total to 35% or below. See "Other Eligible Investments--Mortgage-Backed Securities," "--Asset-Backed Securities," "Special Risk Considerations--Risks of Lower-Rated Debt Securities" and "Appendix."

    For temporary defensive purposes, the Fund may invest all or a portion of its assets in U.S. dollar-or foreign currency-denominated cash or foreign or domestic high-quality money market instruments including commercial paper, certificates of deposit, bankers' acceptances and securities issued by the U.S. or a foreign government, their agencies or instrumentalities.

BOND FUND

    The investment objective of Bond Fund is to provide a high level of total investment return. Bond Fund will attempt to achieve its investment objective by investing principally in debt securities of issuers located anywhere in the world. Total investment return is the combination of income and capital appreciation. The Sub-Adviser emphasizes income in selecting securities for Bond Fund, but also considers the potential for changes in value resulting from changes in currency relationships, interest rates, individual issuers' credit standings and other factors.

    Bond Fund will invest, under normal circumstances, at least 65% of its total assets in debt securities (i.e., bonds and notes) with an initial maturity of more than one year. Bond Fund will invest primarily in debt securities rated at least Baa by Moody's or BBB by S&P or, if unrated, of comparable quality as determined by the Sub-Adviser, but may invest in lower quality debt securities, provided that such investments do not meet or exceed 35% of the Fund's net assets. If a subsequent change in a rating of any security causes the Fund to have more than 35% of its net assets in securities rated lower than investment grade, the Fund will sell, as soon as it is practicable, sufficient securities to reduce the total to 35% or below. See "Special Risk Considerations--Risks of Lower-Rated Debt Securities" and "Appendix." Some of the debt securities purchased by Bond Fund may be convertible into common stock or be traded together with warrants for the purchase of common stock. Bond Fund can invest in securities of any type of issuer including governmental, supranational and private issuers. Up to 35% of the Fund's total assets may be invested in mortgage-backed and asset-backed securities.

    Bond Fund may invest in securities issued anywhere in the world, including the U.S. Under normal market conditions, Bond Fund will be invested in at least three different countries, one of which may be the U.S. Subject to the requirement that Bond Fund may not invest 25% or more of its total assets in obligations issued by the government of any one country, other than the U.S., there is no limit on the amount the Fund may invest in any one country, or in securities denominated in the currency of any one country, to take advantage of what the Sub-Adviser believes to be favorable yields, currency exchange conditions or total investment return potential. The Sub-Adviser will actively manage the allocation of Bond Fund's investments among countries, geographic regions, currency denominations and issuers in an attempt to achieve a high total investment return. In doing so, the Sub-Adviser will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth, government policies influencing currency exchange rates and business conditions and the credit quality of individual issuers.

    Although Bond Fund is not limited to any region, country or currency, the Sub-Adviser currently expects to invest Bond Fund's assets primarily within Australia, Canada, Europe, Eastern Europe, Japan, Latin America, New Zealand and the United States, and in securities denominated in the currencies of these countries or regions or denominated in multinational currency units such as the European Currency Unit ("ECU"). Securities of issuers within a given country may be denominated in the currency of another country. See "Special Risk Considerations--Foreign Securities--Additional Risks Applicable to Investment in Eastern Europe."

    Under current market conditions, the Sub-Adviser expects that the dollar-weighted average maturity of Bond Fund's investments will not exceed 15 years. Generally, Bond Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio including transactions in futures and options on futures, interest rate swaps and short sales.

    Bond Fund may purchase and sell forward foreign exchange contracts for hedging purposes and for purposes of seeking to enhance portfolio returns and managing portfolio risk more efficiently. See "Special Investment Methods--Foreign Currency Transactions." The Sub-Adviser believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between currencies and/or changes in value between currencies. Moreover, the Sub-Adviser believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated. Use of foreign currency futures, options and forward contracts will be subject to applicable limitations and requirements of the Securities and Exchange Commission (the "SEC") and the Commodity Futures Trading Commission (the "CFTC"). See "Special Risk Considerations--Risks of Transactions in Futures Contracts and Options."

    For temporary defensive purposes, the Fund may invest all or a portion of its assets in U.S. dollar-or foreign currency-denominated cash or foreign or domestic high-quality money market instruments.

MONEY MARKET FUND

    Money Market Fund has an investment objective of maximizing current income consistent with preservation of capital and maintenance of liquidity. Money Market Fund will attempt to achieve its investment objective by investing in a combination of money market securities described below and it may invest in repurchase agreements and enter into reverse repurchase agreements (in an amount not to exceed 5% of its total assets) with respect to such securities. See "Special Investment Methods--Repurchase Agreements" and "--Reverse Repurchase Agreements."

    The Fund may invest in U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association. Certain U.S. Government Securities, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury, while others, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury. In addition, other obligations, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities, such as those of the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association, are backed solely by the credit of the agency or instrumentality issuing the obligations.

    The Fund may also invest in other Eligible Securities. In addition to U.S. Government Securities, Eligible Securities include securities rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"). NRSROs currently include Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Duff and Phelps, Inc., Fitch Investors Service, Inc., Thomson Bankwatch and, with respect to debt issued by banks, bank holding companies, broker-dealers, broker-dealers' parent companies, and bank-sponsored debt, IBCA Limited and its affiliate, IBCA, Inc. See "Appendix" attached hereto for an explanation of the ratings issued by these organizations. Eligible Securities also include (a) securities that at the time of issuance were long-term securities but that have remaining maturities of 397 calendar days or less, provided the issuer has comparable outstanding short-term debt rated in one of the two highest rating categories, and (b) unrated securities of comparable quality, as determined by the Manager and the Sub-Adviser pursuant to written guidelines and procedures adopted by the Company's Board of Directors.

    The types of Eligible Securities in which the Fund may invest include bonds, notes and commercial paper (including variable amount master demand notes) of domestic issuers, certificates of deposits, bank notes, time deposits and bankers' acceptances issued by domestic banks. Commercial paper is a short term debt obligation of a domestic issuer. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits are not transferable and are therefore illiquid prior to their maturity. The Fund will not invest more than 10% of its net assets in time deposits of over 7 days and other illiquid securities. See "Special Investment Methods--Illiquid Securities." Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

    Money   Market  Fund  may   purchase  from  banks   and  securities  dealers
participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of one year or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government Securities, or, in the case of unrated participation interests, the Sub-Adviser must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Participation interests that do not have this demand feature are considered illiquid securities and subject to the 10% limitation discussed below. See "Special Investment Methods--Illiquid Securities."

    RULE 2A-7. The Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") in addition to its other policies and restrictions discussed below. Rule 2a-7 requires that the Fund invests exclusively in securities that mature within 397 days and maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Fund be limited to U.S. dollar-denominated investments that: (1) present "minimal credit risks," and (2) are at the time of acquisition "Eligible Securities." It is the responsibility of the Manager and the Sub-Adviser to determine that the Fund's investments present only "minimal credit risks" and are Eligible Securities; such determination will be made pursuant to written guidelines and procedures adopted by the Company's Board of Directors.

    Under Rule 2a-7, 95% of the assets of the Fund must be invested in Eligible Securities that are deemed First Tier Securities, which include, among others, securities rated by at least two NRSROs in the highest category for short-term debt obligations. In addition, the Fund may not (1) invest (with certain limited exemptions) more than 5% of its total assets in securities of a single issuer, other than U.S. Government Securities, (2) invest more than 5% of its total assets in Second Tier Securities (I.E., Eligible Securities that are not First Tier Securities) and (3) invest more than the greater of 1% of the Fund's total assets or $1,000,000 in Second Tier Securities of a single issuer.

                           OTHER ELIGIBLE INVESTMENTS

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

    Each Fund (other than Money Market Fund) may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Funds may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. No more than 5% of each Fund's assets (other than Latin American Value Fund) will be invested in ADRs sponsored by persons other than the underlying issuers. Latin American Value Fund may invest up to 20% of its assets in these unsponsored ADRs. Issuers of the stock of such unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

    The Funds may also invest in European Depository Receipts ("EDRs") which are typically issued in bearer form and are designed for use in the European securities markets.

INVESTMENT IN OTHER INVESTMENT COMPANIES

    Under the 1940 Act, each of the Funds generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Investment in other investment companies or investment vehicles may be the sole or most practical means by which the Funds can invest in certain countries. Such investments may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and are subject to limitations under the 1940 Act and market availability. There can be no assurance that investment companies or other investment vehicles for investing in certain countries will be available for investment. In addition, special tax considerations may apply. The Funds do not intend to invest in such investment companies or vehicles unless, in the judgment of the Manager and Sub-Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, each of the Funds would bear its ratable share of the applicable investment company's expenses, including its advisory and administrative fees. At the same time, the Funds would continue to pay their own management and advisory fees and other expenses. See "Special Risk Considerations--Foreign Securities--Investment and Repatriation Restrictions."

SUPRANATIONAL ORGANIZATIONS

    Each of the Funds (other than Money Market Fund) may invest in debt securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies.

FOREIGN INDEX LINKED INSTRUMENTS

    Each of the Funds (other than Money Market Fund) may, subject to compliance with its respective quality limitations applicable to its investment in debt securities, invest up to 10% of its total assets in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which derive a portion of their return based on the level of a particular foreign index ("Foreign Index Linked Instruments"). A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of Foreign Index Linked Instruments linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Instruments. In the case of Foreign Index Linked Instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Instrument. Foreign Index Linked Instruments may be issued by a U.S. or foreign governmental agency or instrumentality or by a private issuer.

MORTGAGE-BACKED SECURITIES

    Each of the Funds may invest in securities which represent interests in pools of mortgages ("Mortgage-Backed Securities"). These securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Such securities may be issued or guaranteed by governmental issuers or by private issuers. Unscheduled or early payments on the underlying mortgages may shorten these securities' effective maturities and lower their total returns. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. The value of Mortgage-Backed Securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes.

    ADJUSTABLE RATE MORTGAGE SECURITIES. Each of the Funds may also invest in adjustable rate mortgage securities ("ARMS") which are issued by agencies or instrumentalities of the U.S. Government. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

    CMOS. Each of the Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are securities collateralized by mortgages or Mortgage-Backed Securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence although certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs are issued by government or non-government entities such as banks, mortgage lenders, or other financial institutions.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. Inverse or reverse floating CMOs ("inverse floaters") constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of Mortgage-Backed Securities. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

    STRIPPED MORTGAGE-BACKED SECURITIES. Each of the Funds (other than Money Market Fund) may also invest in Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities which may entitle the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest (the "IO class") or the principal (the "PO class") on the underlying pool of mortgage loans or Mortgage-Backed Securities. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or Mortgage-Backed Securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor in an IO may incur substantial losses. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the return on a PO class will be adversely affected more severely than would be the case with a traditional Mortgage-Backed Security. Under the Internal Revenue Code of 1986, as amended, SMBS generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Funds. In addition, the Staff of the Division of Investment Management of the SEC considers privately issued SMBS to be illiquid securities.

ASSET-BACKED SECURITIES

    Each of the Funds may invest in asset-backed securities. Such securities represent interests in pools of consumer loans (generally unrelated to mortgage loans). Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

BRADY BONDS

    Each of the Funds (other than Money Market Fund) may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the adoption by debtor nations of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank and/or the International Monetary Fund (the "IMF"). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

    Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate which increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.

FOREIGN LOAN PARTICIPATIONS AND ASSIGNMENTS

    Each of the Funds (other than Money Market Fund) may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Funds (other than Money Market Fund) may invest in such Loans in the form of participations ("Participations") in Loans and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the Lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fee to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the Loan in which they have purchased the Participations. As a result, the Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire a Participation only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-Adviser to be creditworthy. When the Funds purchase Assignments from Lenders, the Funds will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

    The Funds may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market will have an adverse impact on the value of such instruments and on the Funds' ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Based upon the current position of the Staff of the SEC, the Funds will treat investments in Assignments and Participations as illiquid for purposes of the limitations on investments in illiquid securities. The Funds may revise this policy based on any future change in the SEC's position. See "Special Investment Methods--Illiquid Securities."

                           SPECIAL INVESTMENT METHODS

    For risks associated with the following investment methods, see "Special Risk Considerations."

FOREIGN CURRENCY TRANSACTIONS

    Each of the Funds (other than Money Market Fund) may engage in currency exchange transactions in connection with the purchase and sale of their investments. Currency exchange transactions are necessary to enable the Funds to purchase securities denominated in a foreign currency and to convert interest and dividend payments or sales proceeds paid in a foreign currency into U.S. dollars or into another currency.

    The Funds may engage in "transaction hedging" to protect against a change in foreign currency exchange rate between the date on which the Funds contract to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent (or other foreign currency equivalent to the extent needed for purposes of purchasing securities) of a dividend or interest payment in a foreign currency. For that purpose, the Funds may enter into forward foreign currency exchange contracts ("Forward Contracts"). A Forward Contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate.

    For transaction hedging purposes, the Funds may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Funds the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Funds the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Funds the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Funds the right to purchase a currency at the exercise price until the expiration of the option.

    The Funds may enter into Forward Contracts or foreign currency options or futures to protect against a decline in the value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the Funds intend to buy when they hold cash reserves and short-term investments) ("position hedging"). For position hedging purposes, the Funds may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency approximating the value of some or all of the portfolio securities to be hedged. In some cases, the Funds may enter into a forward contract to sell a currency other than the currency in which the Securities to be hedged are denominated ("cross-hedging"). The Funds will use cross-hedging, when it is determined that the foreign currency in which the portfolio securities are denominated have insufficient liquidity or are trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. In addition, currency transactions involve transaction costs. The Funds may write covered call options on foreign currencies to offset some of the costs of currency transactions. The Funds' ability to engage in currency and related option transactions may be limited by tax considerations. See "Taxation-- Consequences of Certain Investments" in the Statement of Additional Information.

    As noted above Bond Fund may enter into currency transactions other than those described above with a view towards enhancing portfolio returns and managing portfolio currency risk more efficiently. Such transactions may cause the Fund to have a larger exposure to the movement of particular currencies than would be the case if such techniques were not utilized. Therefore, if the Sub-Adviser is incorrect in its assessment of currency rate movements, the Fund may be adversely affected by such transactions. See "Special Risk Considerations--Risks of Transactions in Futures Contracts and Options."

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with respect to debt securities it holds. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized domestic securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the applicable Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund would suffer a loss. The Company's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Manager and the Sub-Advisers will monitor the creditworthiness of the dealers and banks with which the Funds enter into repurchase agreement transactions.

REVERSE REPURCHASE AGREEMENTS

    Each Fund may engage in "reverse repurchase agreements" with banks and securities dealers. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash, U.S. Government securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. Reverse repurchase agreements will be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. No more than 25% of the total assets of each of the Funds (other than Money Market Fund) will be subject to reverse repurchase agreements; no more than 5% of the total assets of Money Market Fund will be subject to reverse repurchase agreements.

BORROWING

    Each of the Funds may borrow money from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets. With respect to each Fund, reverse repurchase agreements are not included in this limitation. See "Special Investment Methods-- Reverse Repurchase Agreements" in the preceding paragraph. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. None of the Funds will purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. Each of the Funds may mortgage, pledge or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Fund without the approval of a majority of that Fund's shares.

OPTIONS AND FUTURES TRANSACTIONS

    Each Fund (other than Money Market Fund) may buy and sell put and call options and futures contracts and options on futures contracts with respect to financial instruments, stock and interest rate indexes and foreign currencies. Any options sold (i.e., written) by a Fund must be "covered." Futures and options will be used to facilitate allocation of a Fund's investment among asset classes, for speculative purposes to generate income or to hedge against declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

    Options purchased and written by the Funds may be exchange traded or may be options entered into by the Funds in negotiated transactions with investment dealers and other financial institutions ("OTC Options") (such as commercial banks or savings and loan associations) deemed creditworthy by the Manager. OTC Options are illiquid and it may not be possible for the Funds to dispose of options they have purchased or terminate their obligations under an option they have written at a time when the Manager and Sub-Adviser believe it would be advantageous to do so.

    Futures contracts and options on futures contracts will be entered into on domestic and foreign exchanges and boards of trade, subject to applicable regulations of the CFTC. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

    In connection with transactions in futures contracts and writing related options, each Fund will be required to deposit as "initial margin" a specified amount of cash or short-term U.S. Government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. No Fund will purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on that Fund's existing futures and related options positions and premiums paid for options on futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the Fund's assets. With respect to futures and options on futures contracts, segregated accounts will be maintained consisting of cash or high grade liquid U.S. or foreign debt securities with a value (marked to market daily) equal to the dollar amount of the Fund's purchase or sale obligation under such contracts.

SWAP TRANSACTIONS

    Each of the Funds (other than Money Market Fund) may enter into interest rate swaps and purchase or sell interest rate caps and floors. Such transactions will be entered into primarily to preserve a return or spread on a particular investment or portion of its portfolio or as a duration management technique. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate cap, to receive payments of interest on a contractually based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate floor.

    A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain a segregated account in the full amount, accrued on a daily basis, of the Fund's obligations with respect to the swap. To the extent the Fund sells (i.e., writes) caps and floors, that Fund's sub-custodian will maintain in a segregated account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

    The Funds will not enter into any interest rate swap, interest rate cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated at least A by S&P. The Manager and the applicable Sub-Advisers will monitor the creditworthiness of contra-parties on an ongoing basis. If there is a default by the other party to such a transaction, the applicable Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Manager and Sub-Advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

    There is no limit on the amount of interest rate swap transactions that may be entered into by the Funds. Interest rate swap transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The aggregate purchase price of caps and floors held by a Fund may not exceed 5% of the Fund's total assets. The Funds may sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement.

WHEN-ISSUED SECURITIES

    Each of the Funds, may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. The Funds may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, such Fund may receive a negotiated fee. The purchase of securities on a when-issued or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in an increase in the volatility of a Fund's net asset value. A segregated account consisting of cash or high-grade liquid U.S. or foreign debt securities, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to market daily. The purchase of securities with a settlement date occurring on the Public Securities Association approved settlement date is considered a normal delivery and not a "when-issued" or "forward commitment" purchase.

ZERO COUPON, DEFERRED INTEREST AND PAYMENT IN KIND BONDS

    The Funds (other than Money Market Fund) may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK Bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK Bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Funds may be required to liquidate portfolio securities to satisfy their distribution obligations.

    Zero coupon securities, PIK Bonds and debt securities acquired at a discount tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Funds are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Funds will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

SHORT SALES

    Bond Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

    The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale.

    No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Fund's total assets. In addition, the value of the securities of any one issuer in which the Fund is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer. During the period of time the short position is open, the Fund will establish a segregated account maintained by the Fund's custodian in an amount of cash, U.S. Government Securities or other high-grade liquid debt obligations equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or U.S. Government Securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale), marked to market daily.

    In addition to the short sales discussed above, Bond Fund may also make short sales "against the box" of securities they own or have the right to obtain at no added cost which are identical to those sold short. Not more than 50% of the Fund's total assets (determined at the time of the short sale) may be held as collateral for such sales. Such sales will be made for the purpose of hedging against an anticipated decline in the underlying securities.

ILLIQUID SECURITIES

    Each of the Funds (other than Money Market Fund) may invest up to 15% of its net assets in illiquid securities; Money Market Fund may invest up to 10% of its net assets in illiquid securities. Each Fund will treat repurchase agreements and time deposits with a term of more than seven days, securities that are subject to repatriation restrictions for more than seven days, any securities issued in connection with debt conversion programs that are restricted as to remittance of invested capital or profits, purchased OTC Options, the cover for any options a Fund has written and foreign index linked instruments, as illiquid securities for purposes of this limitation.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Manager and Sub-Adviser deem it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid or restricted securities, at a time which is not advantageous.

    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds are not subject to any limitation on their ability to invest in securities simply because such securities are restricted. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Manager, subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a Rule 144A security include (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER

    Bond Fund may actively use trading to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objective and policies and therefore Bond Fund is expected to have a high portfolio turnover rate (generally defined as being 100% or more). To the extent that active trading will increase a Fund's rate of turnover, certain transaction expenses will increase and the incidence of short-term gain may be taxable as ordinary income. For the fiscal year ended June 30, 1995, the portfolio turnover rates for Bond Fund, European Value Fund and Latin American Value Fund were 501%, 131% and 161%, respectively. The calculation of portfolio turnover does not include securities maturing in less than 12 months. Accordingly, the portfolio turnover rate for Money Market Fund will generally be insignificant.

    While it is not the policy of any of the other Funds to trade actively for short-term profits, each Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Manager and Sub-Adviser. In the case of each Fund, frequent changes may result in higher brokerage and other costs for the Fund. The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions--Portfolio Transactions and Allocation of Brokerage."

                            INVESTMENT RESTRICTIONS

    Each of the Funds has adopted certain investment restrictions, which are set forth in detail in the Statement of Additional Information. The following restriction is fundamental to each Fund and may not be changed without shareholder approval: The Funds will not invest 25% or more of the value of its total assets in the same industry or in the obligations of any one government other than the U.S. All restrictions not defined as fundamental may be changed without shareholder approval.

    If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. However, with respect to the investment restriction on borrowing, each Fund is prohibited from purchasing portfolio securities while outstanding borrowing exceeds 5% of the value of that Fund's total assets.

                          SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

    Investment in foreign securities involves risks not typically associated with investment in securities of U.S. issuers. Those include the following:

    CURRENCY FLUCTUATIONS. The value of a Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

    The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the U.S., and other economic and financial conditions affecting the world economy.

    POLITICAL AND ECONOMIC RISKS. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, social instability or diplomatic developments could affect adversely the economy of a country or a Fund's investment in such country. A Fund may also be adversely affected by exchange control regulations. The foregoing risks are of particular concern in the case of issuers in emerging market countries because such countries generally have less social, political and economic stability than the U.S., Canada, Japan or Western Europe.

    CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies and in certain countries no reporting standards currently exist. Thus, there may be less information available concerning non-U.S. issuers of securities held by a Fund than is available concerning U.S. companies.

    MARKET CHARACTERISTICS. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, securities of companies traded in many countries outside the U.S., particularly those of emerging market countries, may be subject to further risks due to the inexperience of local brokers and financial institutions in less developed markets, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. Non-U.S. stock exchanges and brokers are subject to less governmental supervision and regulation than in the U.S., and non-U.S. stock exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions.

    The limited size of some non-U.S. securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

    INVESTMENT AND REPATRIATION RESTRICTIONS. Several countries restrict, to varying degrees, foreign investments in their securities markets. Government and private restrictions take a variety of forms, including (a) limitations on the amount of funds that may be introduced into or repatriated from the country (including limitations on repatriation of investment income and capital gains);
(b) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation; (c) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor; (d) limitations on the types of securities which a foreign investor may purchase; and (e) restrictions on a foreign investor's right to invest in companies
whose  securities  are  not  publicly  traded.  In  some  circumstances,   these
restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

    FOREIGN TAXES. The Funds' interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds also may be subject to taxes on trading profits or on transfers of securities in some countries. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For U.S. tax purposes, U.S. shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds. See "Dividends, Distributions and Tax Status--Taxes."

    RISKS OF SOVEREIGN DEBT OBLIGATIONS. Each of the Funds (other than Money Market Fund) may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of Latin American nations or other developing or emerging market countries may involve a high degree of risk, and may be in default or present the risk of default. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the IMF, and the political constraints to which a governmental entity may be subject. Holders of sovereign debt, including the Funds, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.

    If a governmental entity defaults on its sovereign debt, the Funds may have limited recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

    ADDITIONAL RISKS APPLICABLE TO INVESTMENT IN EASTERN EUROPE. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (a) potentially less social, political and economic stability; (b) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (c) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (d) foreign taxation; (e) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (f) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (g) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

    The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to shareholders of the Fund.

    ADDITIONAL RISKS APPLICABLE TO INVESTMENT IN LATIN AMERICAN COUNTRIES, INCLUDING MEXICO. Many of the currencies of Latin American and certain other emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Devaluations in the currencies in which the Funds' portfolio securities are denominated may have a detrimental impact on the Funds.

    Some Latin American countries also may have managed currencies which are not free-floating against the U.S. dollar. In addition, there is a risk that certain Latin American and other emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies issued by Latin American countries may not be internationally traded.

    Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

    Many Latin American governments have exercised and continue to exercise a significant influence over many aspects of the private sector. Government actions concerning the economy could have a significant effect on market conditions and prices and/or yields of securities in which the Funds invest. For more information on investment in Latin American and other emerging market countries, see "Investment Objective and Policies--Special Risk Considerations--Additional Risks Applicable to Investment in Countries in Latin America" in the Statement of Additional Information.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

    Participation in the options or futures markets and in interest rate and currency transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If the Manager's and Sub-Adviser's prediction of movements in the direction of the securities, currency or interest rate markets are inaccurate, the adverse consequences to a Fund (E.G., a reduction in a Fund's net asset value or a reduction in the amount of income available for distribution) may leave that Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, interest rate transactions, futures contracts and options on futures contracts include (a) dependence on the Manager's and Sub-Advisers' ability to predict correctly movements in the direction of interest rates and security prices; (b) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

RISKS OF FIXED-INCOME SECURITIES

    All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise. Fixed rate securities with longer term to maturity are generally subject to greater volatility than shorter term instruments.

    Each of the Funds may invest in bonds which are rated Baa by Moody's or BBB by S&P. Such bonds are considered medium grade securities, and while normally adequately secured, may be subject to adverse economic conditions which could affect their ability to pay interest and repay principal and therefore have speculative characteristics.

RISKS OF FOREIGN INDEX LINKED INSTRUMENTS

    Foreign Index Linked Instruments may offer higher yields than comparable securities linked to purely domestic indexes but also may be more volatile. Foreign Index Linked Instruments are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indexes. In addition, the value of Foreign Index Linked Instruments will be affected by fluctuations in foreign exchange rates or in foreign interest rates. If the Manager and Sub-Adviser are incorrect in their prediction as to the movements in the direction of particular foreign currencies or foreign interest rates, the return realized by a Fund on Foreign Index Linked Instruments may be lower than if the Fund had invested in a similarly rated domestic security. Foreign currency gains and losses with respect to Foreign Index Linked Instruments may affect the amount and timing of income recognized by the Funds.

RISKS OF LOWER-RATED DEBT SECURITIES

    Latin American Value Fund and Bond Fund may invest in debt securities rated below Baa3 by Moody's or BBB- by S&P (commonly known as "high yield" or "junk" bonds). Such securities are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or may be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P. Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares.

    The price of high yield securities has been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers (which issuers of these securities often are) may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuers of a fixed-income security owned by a Fund were to default, the Fund might incur additional expenses to seek recovery. The risk of loss due to default by issuers of high yield securities is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a corresponding volatility in the net asset value of a share of a Fund.

    The secondary market for high yield securities is less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may also adversely affect the ability of the Company's Board of Directors to arrive at a fair value for certain high yield securities at certain times and could make it difficult for a Fund to sell certain securities. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, each of the Funds may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

    Many fixed income securities, including certain U.S. corporate fixed income securities in which a Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for such Fund.

DIVERSIFICATION STATUS

    Each of the Funds (other than Money Market Fund) is "non-diversified" and, accordingly, will be able to invest more than 5% of the value of its assets in the obligations of a single issuer, subject to the diversification requirements of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to the Funds. To the extent the Funds invest a relatively high percentage of their assets in obligations of a limited number of issuers, the Funds may be more susceptible than more widely diversified funds to any single economic, political or regulatory occurrence or to changes in an issuer's financial condition or in the market's assessment of the issuers. Pursuant to the requirements of Rule 2a-7 of the 1940 Act, Money Market Fund is "diversified" and, accordingly, may not (except under certain circumstances) invest more than 5% of the value of its assets in the obligations of a single issuer (other than U.S. Government Securities).

                                   MANAGEMENT

BOARD OF DIRECTORS

    As in all corporations, the Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT MANAGER

    Piper Capital Management Incorporated (the "Manager") has been retained under an Investment Advisory and Management Agreement (the "Advisory Agreement") with the Company to act as investment adviser for each Fund subject to the authority of the Board of Directors.

    The Manager serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit sharing funds, corporate funds and individuals. As of June 30, 1995, the Manager rendered investment advice regarding approximately $10 billion of assets. The Manager is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Manager is 222 South Ninth Street, 20th Floor, Minneapolis, Minnesota 55402-3804.

    Under the Advisory Agreement, the Manager is to provide administrative services, manage the business affairs and supervise the investment of the Company's assets.

SUB-ADVISERS

    Under Sub-Advisory Agreements between the Manager and the following Sub-Advisers, each Sub-Adviser provides the respective Fund with investment advice and portfolio management relating to the Fund's investment in securities issued by issuers in the particular geographical region in which the applicable Fund is authorized to invest, subject to the overall supervision of the Manager:

    NORTH AMERICAN FUND--The Manager is responsible for investments in U.S. securities. The individual who is primarily responsible for the day-to-day management of the U.S. portion of North American Fund is Paul Dow. Mr. Dow has been a Senior Vice President of the Manager since February 1989 and Chief Investment Officer of the Manager since December 1989. Prior to joining the Manager, Mr. Dow was a Vice President of Centerre Trust Company of St. Louis, Missouri, serving as a senior equity and balanced portfolio manager since 1983.

    In addition to Mr. Dow, John K. Schonberg is responsible for the day-to-day management of the U.S. portion of North American Fund. Mr. Schonberg has been a vice president, equity portfolio manager and quantitative analyst for the Manager since 1989. He also manages several institutional separately managed stock portfolio accounts.

    Acci Worldwide, S.A. de C.V. ("Acci") (regarding investments in Mexican securities), Paseo de la Reforma 398-4 Piso, 06600 Mexico, D.F. Acci, an investment adviser registered under the Advisers Act, was organized in June 1990 as a controlled subsidiary of Acciones y Valores de Mexico, S.A. de C.V. ("AVM") for the purpose of providing investment advice to non-Mexican investment funds investing in Mexican securities. AVM, founded in 1971, has been involved in equity underwriting and trading, portfolio investment and management of equity mutual funds in Mexico and participates in the fixed-income markets. AVM is a subsidiary of Grupo Financiero Banamex--Accival ("Banacci") which owns over 99% of the voting stock of AVM and of Banamex, Mexico's largest bank. As of June 30, 1995, Banacci managed assets of approximately $964 million.

    The individual at Acci who is responsible for the day-to-day management of North American Fund is Maru Eugenia Pichardo. Ms. Pichardo has been associated with AVM for fourteen years and is currently a managing director of AVM.

    AGF Investment Advisors, Inc. ("AGF") (regarding investments in Canadian securities), 31st Floor, Toronto-Dominion Bank Tower, Toronto, Ontario, Canada M5K 1E9. AGF, an investment adviser registered under the Advisers Act, is a wholly owned subsidiary of AGF Management Limited ("AGF Ltd."), an Ontario corporation incorporated in 1960, located at Toronto-Dominion Bank Tower, Suite 3100, Toronto, Ontario, Canada M5K 1E9. As of June 30, 1995, AGF Ltd. and its subsidiaries had approximately $3.2 Billion under management.

    The individual at AGF who is responsible for the day-to-day management of North American Fund is Robert Farquharson. Mr. Farquharson has been associated with AGF for over thirty years, and is currently a Vice Chairman of AGF Ltd. and oversees strategy for the AGF equity funds.

    EUROPEAN VALUE FUND--Pictet International Management Ltd. ("Pictet"), Cutlers Garden, 5 Devonshire Square, London EC2M 4LD, England. Pictet, founded in 1980 and based in London, is an investment adviser registered under the Advisers Act and is regulated by the Investment Management Regulatory Organisation Limited in the United Kingdom. Pictet is a wholly owned subsidiary of Pictet (London) Limited ("Pictet London") which is a holding company wholly owned by Pictet (Canada) and Company Ltd. ("Pictet Canada"). Pictet Canada is a partnership, whose principal activities are investment accounting, custody and securities brokerage. The Pictet group of companies provides a wide range of services to individual and institutional clients including portfolio management, administrative and custodian services, financial and economic research, brokerage services and advice and counselling on legal, tax and accountancy matters. As of June 30, 1995, the Pictet group managed assets in excess of $45 billion.

    The individual at Pictet who is responsible for the day-to-day management of European Value Fund is Christian Simond. Mr. Simond joined Pictet in 1986 and is currently a Senior Investment Manager with Pictet (London) Limited. In addition, Nils Francke assists Mr. Simond in the day-to-day management of European Value Fund. Mr. Francke joined Pictet in 1994 as an Investment Manager with the Pictet European equities team. Prior to 1994, Mr. Francke served for three years as an Executive Officer with Schroder Munchmeyer Hengst in Germany, advising institutions on European capital and equities markets.

    PACIFIC VALUE FUND--Edinburgh Fund Managers plc ("EFM"), Donaldson House, 97 Haymarket Terrace, Edinburgh, EH12 5HD, Scotland. EFM is a public limited company that was incorporated in 1969. EFM is a majority-owned subsidiary of The British Investment Trust plc, a Scottish closed-end investment company founded in 1889, for which EFM serves as investment manager. EFM, an investment adviser registered under the Advisers Act, currently furnishes investment management services, directly or through subsidiaries, to several closed-end and open-end investment companies, pension plans, charitable organizations and other individual/corporate clients. EFM is also a partner with U.S.-based Wilmington Trust Company in a partnership known as Edinburgh-Wilmington International Capital Management, which is a registered investment adviser providing international equity management to U.S. investors. As of June 30, 1995, EFM managed assets of approximately $5.7 billion.

    The individual at EFM who is responsible for the day-to-day management of Pacific Value Fund is Helen Fallow. Ms. Fallow joined EFM in 1990, and she currently serves as Manager of its Pacific Rim Department. Prior to joining EFM, Ms. Fallow was Vice President of Equity Sales with Crosby Securities Ltd.

    In addition to Ms. Fallow, David Currie is responsible for the day-to-day management of the Japanese portion of the Pacific Value Fund. Mr. Currie has been a portfolio manager for EFM since 1988. Since 1991 he has been employed in its Japanese Department; prior to that time he was employed in its United Kingdom Department.

    LATIN AMERICAN VALUE FUND--Bankers Trust Company ("Bankers Trust"), a New York banking corporation with executive offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of December 31, 1994, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $72 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of 83 offices in 36 countries. As of March 31, 1995, Bankers Trust and its subsidiaries had assets under management of over $164.7 billion worldwide and is one of the largest investment managers in the United States. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of Latin American Value Fund.

    The individual at Bankers Trust who is responsible for the day-to-day management of the Fund is Maria-Elena Carrion. Since mid-1993, Ms. Carrion has been a Vice President of Bankers Trust and is the head of its Latin American Investment Team. Prior to joining Bankers Trust, Ms. Carrion was associated with Latin American Securities, a London-based specialty fund management company. From 1986 through July 1991 Ms. Carrion was a Vice President at U.S. Trust.

    In addition to Ms. Carrion, Emily Alejos is responsible for the day-to-day management of Latin American Value Fund. Ms. Alejos joined Bankers Trust in 1993 as a portfolio manager for the Latin American Investment Team. Prior to that time she was an investment analyst for GT Capital Management where she specialized in Latin American equitites.

    BOND FUND--Salomon Brothers Asset Management Limited ("SBAM Limited"), Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB England. SBAM Limited is based in London and specializes in the management of global multicurrency fixed income securities and currency transactions. SBAM Limited is an indirect, wholly owned subsidiary of Salomon Inc, the parent of Salomon Brothers Inc ("SBI"). SBI is one of the largest international investment houses in the world, with offices and affiliates in 19 countries and assets at June 30, 1995 of approximately $164 billion. SBAM Limited is registered as an investment adviser under the Advisers Act and is regulated by the Investment Management Regulatory Organisation Limited in the United Kingdom. In connection with SBAM Limited's service as Sub-Adviser to Bond Fund, SBAM Limited's affiliate, Salomon Brothers Asset Management Inc ("SBAM Inc") will provide certain advisory services to SBAM Limited for the benefit of Bond Fund. SBAM Inc will be compensated by SBAM Limited at no additional expense to Bond Fund. Like SBAM Limited, SBAM Inc is registered as an investment adviser under the Advisers Act and is an indirect, wholly owned subsidiary of Salomon Inc. The business address of SBAM Inc is Seven World Trade Center, New York, New York 10048. SBAM Limited provides a broad range of fixed income investment advisory services for institutional clients located around the world, and provides investment advisory services for one U.S. registered investment company (including portfolios thereof). As of June 30, 1995, SBAM Limited, SBAM Inc and their advisory affiliates had in excess of $12 billion of assets under management of which approximately $2.7 billion is in global fixed income portfolios.

    David J. Griffiths and David Scott are responsible for the day-to-day management of Bond Fund. David J. Griffiths assumed such responsibilities since March 1995. Mr. Griffiths joined SBAM Limited in 1991 as a portfolio manager. Prior to that time he was associated with Salomon's International

Bond Market Research Group where he monitored European economic and interest rate developments. Mr. Scott joined SBAM Limited in March 1994 as a portfolio manager. Before joining SBAM Limited, he was a portfolio manager for J.P. Morgan Investment Management in London. Prior to that, Mr. Scott was a portfolio manager for Mercury Asset Management in London.

    MONEY MARKET FUND. SBAM Inc, Seven World Trade Center, New York, New York 10048, has a professional staff with extensive experience in the securities and investment industry in both portfolio and securities analysis. This staff has been innovative in developing and managing funds for U.S. and non-U.S. investors. SBAM Inc provides a broad range of fixed income and equity investment advisory services for its individual and institutional clients located around the world, and provides investment advisory services for 21 registered investment companies (including portfolios thereof). SBAM Inc is an indirect wholly owned subsidiary of Salomon Inc, the parent of SBI. SBI is one of the largest international investment houses in the world with offices and affiliates in 19 countries with assets at June 30, 1995 of approximately $164 billion.

    Mary Beth Whyte will be responsible for the day-to-day management of Money Market Fund's portfolio. Ms. Whyte, who joined SBAM Inc in 1994, is a Vice President and Portfolio Manager responsible for directing SBAM Inc's investment policy for all municipal portfolios and money market activities. Prior to joining SBAM Inc, Ms. Whyte was a Senior Vice President and head of the Municipal Bond Area at Fiduciary Trust Company International from 1987-1994. Prior to that, she was associated with U.S. Trust Company from 1986-1987 and Bernstein-Macaulay Inc. from 1985-1986.

    RATE OF COMPENSATION. Under the Advisory Agreement, the Manager receives a monthly fee computed separately for each Fund. Fees for North American Fund, European Value Fund, Pacific Value Fund, Latin American Value Fund and Bond Fund are paid monthly at an annual rate of 1.0% of average daily net assets of the applicable Fund. These fees are higher than fees paid by most other investment companies. The fees for Money Market Fund are paid monthly at an annual rate of
 .50% of average daily net assets.

    As compensation for their services provided pursuant to the respective Sub-Advisory Agreements, the Manager pays each Sub-Adviser monthly compensation payable over the same time periods and calculated in the same manner as the investment advisory fee of the applicable Fund of .50% of net assets of such Fund, except that with respect to Money Market Fund, the Sub-Adviser is paid by the Manager a fee of .25% of daily net assets of the applicable Fund. In the case of North American Fund, the fee is split equally among each of the Sub-Advisers without regard to the amount of assets under their respective management at any one time.

CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, 14th Floor, Kansas City, Missouri 64105, (816) 474-8786, serves as custodian for each Fund's portfolio securities and cash.

    Rules adopted under the 1940 Act permit the Funds to maintain their securities and cash in the custody of certain eligible banks and securities depositories. IFTC has entered into a Sub-Custodian Agreement with Bankers Trust Company with respect to the Company's foreign portfolio securities and related cash. Rule 17f-5 adopted under the Act permits the Company to maintain such securities and cash in the custody of certain eligible foreign banks and foreign securities depositories. The

Funds' foreign securities are held by such entities who are approved by the Board of Directors in accordance with such rules. Determinations are made pursuant to such rules following consideration of a number of factors including, but not limited to, the reliability and financial stability of the institutions; the ability of the institutions to perform custodial services for the Funds; the reputation of the institutions in national markets; the countries in which the institutions are located; and the risks of potential nationalization or expropriation of assets of the Funds.

ACCOUNTING AGENT, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    IFTC has been retained to provide certain accounting and bookkeeping services to the Funds. In addition, IFTC serves as Transfer Agent and Dividend Disbursing Agent for the Company.

EXPENSES

    The expenses of each Fund are deducted from their total income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Manager, distribution expenses pursuant to a Rule 12b-1 plan, fees and expenses of officers and directors who are not affiliated with the Manager, taxes, interest, legal fees, transfer agent, dividend disbursing agent, accounting agent and custodian fees, auditing fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, and other expenses which are not expressly assumed by the Manager under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular Fund will be allocated among the Funds based upon the relative net assets of the Funds at the time such expenses were accrued.

    For each Fund's current fiscal year the Manager has voluntarily limited total expenses (including the Manager's compensation and amounts paid pursuant to the Rule 12b-1 plan discussed below but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) on a per annum basis to 2% with respect to average daily net assets of North American Fund, European Value Fund, Pacific Value Fund and Latin American Value Fund, 1.8% with respect to average daily net assets of Bond Fund and 1.00% with respect to average daily net assets of Money Market Fund. After each Fund's current fiscal year, these limitations may be revised or terminated at any time.

BROKERAGE COMMISSIONS

    The Manager and Sub-Advisers may consider a number of factors in determining which brokers or futures commission merchants to use for the respective Fund's portfolio transactions (including transactions in futures contracts and options on futures contracts). These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of a Fund's shares may also be considered a factor if the Manager and/or Sub-Adviser is satisfied that such Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Funds may be effected through the Distributor or the Sub-Advisers (or the Manager with respect to the U.S. portion of North American Fund) or their affiliates on a securities exchange if the commissions, fees or other remuneration received by such persons are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time. In effecting portfolio transactions through the Distributor or the Sub-Advisers (or the Manager with respect to the U.S. portion of North American Fund) or their affiliates, the Funds intend to comply with Section 17(e) of the 1940 Act.

                          DISTRIBUTION OF FUND SHARES

    Piper Jaffray Inc. ("Piper Jaffray" or the "Distributor") acts as the principal distributor of the Funds' shares. From the date of this prospectus, shares of each Fund are being offered to the public on a continuous basis. The address of the Distributor is that of the Company.

    The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which the Distributor is entitled to reimbursement each month for its actual expenses incurred in connection with servicing of the Funds' shareholder accounts and in connection with distribution-related services provided with respect to each Fund in an amount not to exceed .70% per annum of the average daily net assets with respect to North American Fund, Pacific Value Fund, European Value Fund and Latin American Value Fund, and .50% with respect to Bond Fund. The Plan also authorizes payments by Money Market Fund in an amount not to exceed .10% per annum of its average daily net assets. However, the Board of Directors of the Company has determined to discontinue payments under the Plan with respect to Money Market Fund effective as of June 19, 1995. For each of the applicable Funds payments under the Plan are currently limited voluntarily by the Distributor to amounts not in excess of an annual rate of .50% with respect to North American Fund, Pacific Value Fund, European Value Fund and Latin American Value Fund and .30% with respect to Bond Fund. These limitations may be revised or terminated at any time after the conclusion of each Fund's current fiscal year.

    The Distributor is reimbursed under the Plan for Distribution Expenses and Shareholder Servicing Costs. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of the Distributor and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses. Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services including payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds or who provide other administrative or accounting services not otherwise required to be provided by the Funds' Adviser, Sub-Advisers or transfer agent. The Manager, the Sub-Advisers and the Distributor may, out of their own assets, pay for certain expenses incurred in connection with the distribution of shares of the Fund. In particular, the Distributor may make payments out of its own assets to its investment executives and other broker-dealers in connection with their sales of shares of the Fund. See "Purchase of Shares--Public Offering Price."

    The Distributor's Shareholder Servicing Costs include payments to its investment executives and to other broker-dealers who have entered into sales agreements with the Distributor as follows: If shares of a Fund (other than Money Market Fund) are sold by a representative of a broker-dealer other than the Distributor, that portion of .25% of the average daily net assets of the Fund which is attributable to shares sold by such representative is paid to such broker-dealer. If shares of a Fund

(other than Money Market Fund) are sold by an investment executive of the Distributor, compensation will be paid to the investment executive in the manner set forth in a written agreement, in an amount not to exceed that portion of
 .25% of the average daily net assets of the Fund which is attributable to shares sold by such investment executive. In addition, the Distributor pays an amount equal to .25% of the average daily net assets of North American Fund, European Value Fund, Pacific Value Fund and Latin American Value Fund (.05% with respect to Bond Fund) as ongoing sales compensation to investment executives of the Distributor and to broker-dealers which have entered into sales agreements with the Distributor. Such payments are considered Distribution Expenses of the Distributor and are reimbursable under the Plan.

    Further information regarding the Plan is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

GENERAL

    The Funds' shares may be purchased at the public offering price from the Distributor and from certain other broker-dealers who have sales agreements with the Distributor. The net asset value per share for the Money Market Fund is normally expected to be $1.00. See "Valuation of Shares." The address of the Distributor is that of the Funds. Shareholders will receive written confirmation of their purchases. Stock certificates will not be issued in order to facilitate redemptions and transfers between the Funds. The Distributor reserves the right to reject any purchase order. Shareholders should be aware that, because the Company does not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC in the case of Fund shares purchased through another broker-dealer that has a sales agreement with the Distributor. Purchases of shares of Money Market Fund may be made by wire transfer for next day settlement. A prospective shareholder must have an account with the Company prior to wiring money for a purchase. For information concerning this method of purchase contact your broker or call IFTC at (800) 245-7087.

PUBLIC OFFERING PRICE

    Shares of the Funds are offered to the public at the net asset value per share next determined after an order is received by either the Distributor or IFTC. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge ("CDSC") may be imposed at the time of redemption. See "Redemption of Shares--Contingent Deferred Sales Charge."

    The Manager and the Sub-Adviser of the applicable Fund (other than Money Market Fund) will advance to broker-dealers through which a sale of shares is made, on each sale, a sales commission in the aggregate of 2% of the net asset value of the shares purchased. The Distributor or the Manager, at its expense, may also provide promotional incentives to investment executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Company and other investment companies for which the Manager acts as investment adviser. In some instances, such incentives may be made available only to certain investment executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with educational seminars.

MINIMUM INVESTMENTS

    A minimum initial investment of $250 is required. The minimum subsequent investment is $100. The Distributor may waive any such minimums in the case of purchases by certain payroll deduction or other employee benefit plan investments. In addition, these minimums are not applicable to purchases made under certain automatic investment programs offered by the Distributor and other participating brokerage firms.

SPECIAL PURCHASE PLANS

    For information on any of the following special purchase plans, contact your broker-dealer.

    TAX SHELTERED RETIREMENT PLANS. Contact your broker-dealer for prototype plans for Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Accounts ("SEP IRAs") and Keogh, Pension and Profit Sharing Accounts and will act as custodian for such Accounts.

    AUTOMATIC MONTHLY INVESTMENT PROGRAM. Any shareholder may arrange to make additional purchases of shares of the Company by having $100 or more per month automatically transferred from his or her bank, savings and loan, or other financial institution. Shareholders should contact their investment executive or IFTC to obtain authorization forms or for additional information.

EXCHANGE PRIVILEGE

    Shares of one Fund may be exchanged for shares of another Fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Exchanges are made on the basis of the net asset values of the Funds involved. All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus relating to the Fund being acquired. An exchange will be treated for federal income tax purposes as a redemption of shares (followed by a purchase of new shares) on which the shareholder may realize a capital gain or loss (see "Taxes", below). No CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in Money Market Fund the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of another Fund, the holding period previously frozen when the first exchange was made resumes on the next day. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in any Fund other than Money Market Fund.

    A shareholder may make an exchange by contacting his or her investment executive. Other shareholders must contact IFTC. Shareholders who have authorized telephone exchanges in their Account Application and Services Form will be able to effect exchanges from a Fund into an identically registered account in one of the other available Funds by calling IFTC at (800) 245-7087. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and account number. Telephone instructions will also be recorded. If such procedures are not employed, the applicable Fund may be liable for any losses due to unauthorized or fraudulent transactions. Otherwise, exchanges must be made by mail by following the procedures applicable to redemption of the Funds' shares (see "Redemption of Shares--Normal Redemption," below) except that, with respect to an exchange transaction between accounts registered in identical names, no signature guarantee is required unless the amount being exchanged exceeds $25,000.

    An investor may make twelve exchanges per year without payment of a service charge. Thereafter, there is a $50 service charge for each exchange. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

                              REDEMPTION OF SHARES

NORMAL REDEMPTION

    Shares of each Fund, in any amount, may be redeemed at any time at their current net asset value next determined after a request is received by the Distributor or IFTC; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charge (see below). A written redemption request (discussed below) will not be considered received unless it is in proper form. To redeem shares of the Funds, an investor may make an oral redemption request through his or her investment executive.

    Shareholders may also redeem shares by written request to IFTC at the address set forth above. See "Management--Custodian." To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, should refer to the shareholder's Fund account number, and should give either a social security or tax identification number (as applicable). The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $25,000 or more or redemption proceeds are to be paid to someone other than the shareholder at such shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees or custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

CONTINGENT DEFERRED SALES CHARGE

    Shares that are held for more than two years after purchase will not be subject to any charge upon redemption, except as described below. Shares of such Funds redeemed sooner than two years after purchase may, however, be subject to a charge upon redemption. This charge is called a contingent deferred sales charge (or CDSC), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                                                           CONTINGENT DEFERRED
                                                                            SALES CHARGE AS A
                                                                          PERCENTAGE OF AMOUNT
NUMBER OF DAYS SINCE PURCHASE                                                   REDEEMED
-----------------------------------------------------------------------  -----------------------
first 365 days.........................................................              2.0%
next 365 days..........................................................              1.0%
thereafter.............................................................              None

For purposes of calculating the time periods set forth in the preceding table, any day in which shares of Money Market Fund are held is excluded. No CDSC will be imposed on shares purchased prior to June 19, 1995.

    A CDSC will not be imposed when a Shareholder redeems: (a) shares representing amounts attributable to increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares held for more than two years; (c) shares acquired through reinvestment of income dividends or capital gain distributions; and (d) shares acquired by exchange where the exchanged shares would not be assessed a CDSC upon redemption. Moreover, in determining whether a CDSC is applicable, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that amounts described in (a), (b), (c) and (d) above are redeemed in that order. In addition, as stated above, no CDSC will be assessed on shares of Money Market Fund if they were not acquired in an exchange for shares of another Fund.

    The CDSC, if otherwise applicable, will be waived in the case of purchases made by (a) employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code (the "Code"); (b) custodial accounts qualified under Section 403(b)(7) of the Code; (c) trust companies and bank trust departments using funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity; (d) the following persons associated with the Manager and the Distributor: (i) officers, directors and partners; (ii) employees and retirees; (iii) spouses, or children under the age of 21, of any such persons; or (iv) any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons; and (e) sales representatives of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such sales representatives. In addition, the CDSC will be waived in the event of (a) the death or disability of the Shareholder; (b) a lump sum distribution from an employee benefit plan qualified under Section 401(a) of the Code, an individual retirement account under Section 408(a) of the Code, or a simplified employee pension plan under Section 408(k) of the Code; (c) systematic withdrawals from any plans set forth in (b), above, if the Shareholder is at least 59 1/2 years old; (d) a tax-free return of the excess contribution to an individual retirement account under Section 408(a) of the Code; or (e) involuntary redemptions effected pursuant to the right of the Company to liquidate Shareholder accounts having an aggregate net asset value of less than $200 or such other amount as set forth in the then current prospectus.

    In determining whether a Shareholder is "disabled" for purposes of waiving the CDSC, the definition of the term contained in Section 72(m)(7) of the Code will be utilized. The Company will apply the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual Shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common. All waivers will be granted only following receipt by the Distributor of confirmation of the Shareholder's entitlement.

REDEMPTIONS BY TELEPHONE

    Redemption requests may be made by telephone by calling IFTC at (800) 245-7087. Telephone redemption requests over $25,000 are not allowed. Redemption requests over this amount must be made in the Normal Redemption manner as described above. Telephone redemptions will not be allowed if the shareholder has changed his or her address of record in the preceding thirty days. Each Fund will employ reasonable procedures to confirm that instructions received by telephone are genuine. These procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and shareholder account number. Telephone instructions will also be recorded. If such procedures are not employed, each Fund may be liable for any losses due to unauthorized or fraudulent transactions.

EXPEDITED REDEMPTIONS

    Expedited  redemptions may be  requested by telephone  by contacting IFTC at
(800) 245-7087. The proceeds of the expedited redemption will be wired to a bank account designated by the shareholder. The shareholder must make the election to use expedited redemptions and provide the appropriate bank information to his or her broker-dealer or directly to IFTC at the time the shareholder's Fund account is opened. The minimum amount for expedited redemptions is $25,000. Expedited redemptions will not be allowed if the shareholder has changed his or her bank instructions within the preceding thirty days. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures are described in the Redemptions by Telephone section above.

SYSTEMATIC WITHDRAWAL PLAN

    If your account has a value of $5,000, you may establish a Systematic Withdrawal Plan for any of the Funds and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, the appropriate Fund will redeem as many full and fractional shares as is necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital. Any applicable CDSC will be imposed on shares redeemed under the Systematic Withdrawal Plan. Therefore, any shareholder participating in the Systematic Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable
CDSC) to the shareholder will be the designated monthly or quarterly amount.

    You will ordinarily not be allowed to make additional investments of less than $5,000 or three times the annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or the appropriate Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to your broker-dealer at least ten business days prior to the end of the month preceding a scheduled payment.

PAYMENT OF REDEMPTION PROCEEDS

    Normally, the Funds will make payment for all shares redeemed within three business days, but in no event will payment be made more than seven days after receipt by the Distributor or IFTC of a redemption request in proper order. However, payment may be postponed or the right of redemption (by each of the methods described above) suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange (the "Exchange"). Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system, which may be up to 15 days from the purchase date.

INVOLUNTARY REDEMPTION

    The Company reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $200 as the result of a redemption or transfer request. Shareholders will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                              VALUATION OF SHARES

    Each Fund determines its net asset value on each day the Exchange is open for business, provided that the net asset value need not be determined for a Fund on days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares and days when no Fund shares are tendered for redemption and no order for Fund shares is received. The calculation is made as of the primary closing time of the Exchange (currently 4:00 p.m. New York time) after the Funds have declared any applicable dividends.

    The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and asked prices as obtained from one or more dealers that make markets in the securities. To the extent dealer quotes are used in pricing securities, quotes are always sought from more than one dealer. However, from time to time, it may not as a practical matter be possible to obtain bid and asked quotations from more than one dealer. Under such circumstances, one dealer quote will be used as a basis for valuing the security unless the Manager, subject to the supervision of the Board of Directors, believes based on market prices of comparable securities, developments in the marketplace or otherwise, that the quote is not reflective of the market value of the security in which case such security will be valued at fair value. If a Fund should have an open short position as to a security, the valuation of the contract will be at the average of the bid and asked prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held or written by a Fund is its last sales price on the exchange prior to the time when assets are valued. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

    The value of certain fixed-income securities will be provided by an independent pricing service which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if the Company's management determines for any other reason that valuations provided by the pricing service are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Company's Board of Directors. In addition, any securities or other assets of a Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.

    Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars by the pricing service retained by the Funds or, to the extent that an exchange rate is not available through such pricing service, at the mean of current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market. The Funds have been advised that the pricing service translates foreign currencies into U.S. dollars on the basis of the official exchange rate or by taking into account the quotes provided by a number of major banks that are regular participants in the foreign exchange market. Trading in securities on Latin American, European and Pacific Basin securities exchanges and in over-the-counter markets is normally completed well before the close of business on each business day of the Funds. In addition, securities trading in a particular country in which a Fund invests may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days of the Funds and on which the Funds' net asset value is not calculated. Therefore, the net asset value of a Fund might be significantly affected on days when the investor has no access to the Fund. The Funds calculate net asset value per share as of the close of the regular trading session on the Exchange. Such calculation does not generally take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Funds' net asset value is calculated, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

    The Board of Directors expects that the net asset value per share for Money Market Fund will ordinarily be $1.00. Total assets for the Fund is determined by valuing the portfolio securities at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the Fund sold its portfolio. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the Fund's portfolio valued at amortized cost with market values. Market valuations are obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. In the event that a deviation of one-half of 1% or more exists between the $1.00 per share net asset value for the Fund and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated. See "Net Asset Value and Public Offering Price" in the Statement of Additional Information.

                    DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

DIVIDENDS AND DISTRIBUTIONS

    Net investment income and net realized long-term and short-term capital gains will be determined separately for each Fund. Bond Fund intends to declare and pay dividends from investment income quarterly. Bond Fund may at times pay out more or less than the entire amount of net investment income in any particular period in order to permit such Fund to maintain a stable level of distributions. Any such amount retained by Bond Fund would be available to stabilize future distributions. As a result, the distributions paid by Bond Fund for any particular period may be more or less than the amount of net investment income earned by such Fund during such period. Distributions may also include amounts attributable to net short-term capital gains if necessary to maintain a stable level of distributions. This may result in a portion of the distributions constituting a return of capital to the extent Bond Fund subsequently realize capital losses. Dividends from net investment income earned by the remaining Funds (other than Money Market Fund) will be declared and paid annually. Distributions of any net realized long-term and short-term gains (except as noted above with respect to Bond Fund) earned by a Fund will be made annually.

    Money Market Fund intends to declare dividends on a daily basis which will be reinvested in additional Fund shares on a monthly basis. Each daily dividend is payable to Fund shareholders of record at the time of its declaration.

    On the record date for a distribution, a Fund's share price is reduced by the amount of the distribution. If an investor buys shares just before the record date ("buying a dividend"), the investor will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

    All net investment income dividends and net realized capital gains distributions with respect to the shares of any Fund will be payable in additional shares of such Fund at net asset value unless the shareholder notifies his or her broker-dealer of an election to receive cash. Shareholders may elect either to receive income dividends in cash and capital gains in additional shares of the Fund at net asset value, or to receive both income dividends and capital gains in cash. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

TAXES

    Each of the Funds is treated as a separate corporation for federal tax purposes. Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each of the Funds expects to qualify as a regulated investment company during the current taxable year. If qualified as a regulated investment company, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

    Distributions by a Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Funds. Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund. In general, individuals are taxed on long-term capital gains at a maximum rate of 28% and on ordinary income at a maximum rate of 39.6%. Corporations are taxed at a maximum rate of 35%.

    A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in a Fund (including upon a sale or exchange of Fund shares pursuant to the Exchange Privilege) if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.

    A Fund may be subject to foreign income taxes including withholding taxes. If a Fund has more than 50% of its assets invested in the stock or securities of foreign corporations at the end of the

Fund's taxable year, the Fund may make an election to allow shareholders either to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund or to deduct such amounts as an itemized deduction on their tax return. In the event such an election is made, shareholders would have to increase their taxable income by the amount of such taxes and the Fund would not be able to deduct such taxes in computing its taxable income.

    For federal income tax purposes, North American Fund, Pacific Basin Value Fund, Latin American Value Fund and Bond Fund had capital loss carryovers at June 30, 1995 of $838,953; $1,546,411; $10,643,620; and $338,380, respectively.
If these capital loss carryovers are not offset by subsequent capital gains, they will expire in the years 2002 through 2004. It is unlikely the board of directors of the Company will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Distributions may also be subject to state and local taxes. Before investing in any of the Funds, you should check the consequences of your local and state tax laws. The tax discussion set forth in this Prospectus and in the Statement of Additional Information does not purport to address all of the federal income tax consequences applicable to an investment in the Funds, or to all categories of investors, some of which may be subject to special rules. Investors should consult their tax advisors as to the applicability of the foregoing to their situation.

                            PERFORMANCE COMPARISONS

    Advertisements and other sales literature for a Fund may refer to a Fund's "average annual total return" and "cumulative total return." In addition, North American Fund, Bond Fund and Money Market Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are not intended to predict or represent future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    Yield calculations other than for Money Market Fund will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income.

    The "yield" of Money Market Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

    In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc., the S&P 500, NASDAQ Composite, Wilshire 5000, Russell 2000 and Value Line Composite indexes and other industry publications. Performance of the Funds may also be compared to the performance of comparable Funds, as reported by Lipper Analytical Services.

    For additional information regarding the calculation of yield, average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information. The Company's annual report will contain performance information that will be made available to shareholders upon request and without charge.

                                 LEGAL EXPERTS

    The validity of the shares offered hereby will be passed upon for the Company by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. With regard to matters of Minnesota law, Gordon Altman Butowsky Weitzen Shalov & Wein may rely upon the opinion of Dorsey & Whitney, Minneapolis, Minnesota.

                               PENDING LITIGATION

    Complaints have been filed in U.S. District Court against the Manager and the Distributor relating to other investment companies managed by the Manager. These lawsuits do not involve the Company. The Manager and the Distributor have entered into a settlement agreement which represents a consolidation of a number of complaints. The settlement is subject to court approval. The Manager and Distributor do not believe that the lawsuits will have a material adverse effect upon their ability to perform under their agreements with the Manager or the Company and they intend to defend the lawsuits vigorously. See "Pending Legal Proceedings" in the Statement of Additional Information.

                              GENERAL INFORMATION

    The Company is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. 260 billion of these shares have been authorized by the Board of Directors to be issued in 8 separate series: 10 billion shares designated as North American Fund shares, 10 billion shares as European Value Fund shares, 10 billion shares as Pacific Value Fund shares, 10 billion shares as Latin American Value Fund shares, 10 billion shares as Bond Fund shares, 100 billion shares as Money Market Fund shares and 110 billion shares allocated among the other two series of the Company that are not currently being offered for sale. The Board of Directors is empowered under the Company's Articles of Incorporation to issue other series of the Company's common stock without shareholder approval.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    On an issue affecting only a particular series, the shares of the affected Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one series. In voting on the Investment Management and Advisory Agreement and the Sub-Advisory Agreement, approval of the Agreements by the shareholders of a particular series would make the Agreements effective as to that series whether or not it had been approved by the shareholders of the other series.

    The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based upon the relative net assets of the series at the time such expenses were accrued.

    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for various other matters such as amendments to investment advisory contracts or to fundamental investment policies and restrictions.

                                                                        APPENDIX

                             RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                  BOND RATINGS

Aaa.......  Bonds  which are rated Aaa are judged to be of the best quality. They carry the smallest degree  of investment risk  and are generally  referred to  as
             "gilt  edge."  Interest  payments  are  protected  by  a  large  or  by an exceptionally stable margin  and principal  is secure.  While the  various protective  elements  are  likely  to  change,  such  changes  as  can  be visualized are most unlikely to  impair the fundamentally strong  position of such issues.
Aa........  Bonds which are rated Aa are judged to be of high quality by all standards.
            Together  with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower  than the best bonds because margins  of protection  may not  be as  large as in  Aaa securities  or fluctuation of protective elements may  be of  greater amplitude  or there  may be  other elements  present which  make the  long-term risks  appear somewhat larger than in Aaa securities.
A.........  Bonds which are rated  A possess many  favorable investment attributes  and are  to be  considered as  upper medium  grade obligations.  Factors giving security to principal and interest  are considered adequate, but  elements may  be present which  suggest a susceptibility  to impairment sometime in the future.
Baa.......  Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain  protective elements  may be lacking or may  be characteristically unreliable over any
             great  length   of   time.   Such  bonds   lack   outstanding   investment
             characteristics and in fact have speculative characteristics as well.
            Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
Ba........  Bonds  which are  rated Ba are  judged to have  speculative elements; their future cannot  be  considered as  well  assured. Often  the  protection  of interest  and principal payments  may be very  moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
B.........  Bonds which  are  rated  B  generally  lack  characteristics  of  desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa.......  Bonds  which are  rated Caa  are of  poor standing.  Such issues  may be in default or  there  may  be  present elements  of  danger  with  respect  to principal or interest.
Ca........  Bonds  which are  rated Ca present  obligations which are  speculative in a high degree.  Such  issues  are  often in  default  or  have  other  marked shortcomings.

C.........  Bonds  which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever  attaining any real investment standing.

    CONDITIONAL RATING: Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S")

                                  BOND RATINGS

    A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA.......  Debt  rated  AAA has  the  highest rating  assigned  by Standard  & Poor's.
            Capacity to pay interest and repay principal is extremely strong.
AA........  Debt rated  AA  has  a very  strong  capacity  to pay  interest  and  repay principal and differs from the highest-rated issues only in small degree.
A.........  Debt  rated A  has a  strong capacity to  pay interest  and repay principal although it is somewhat more susceptible to the adverse effects of  changes in  circumstances  and  economic  conditions  than  debt  in  higher-rated categories.
BBB.......  Debt rated BBB is regarded as  having an adequate capacity to pay  interest and  repay  principal.  Whereas it  normally  exhibits  adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay  principal for debt in this category than for debt in higher-rated categories.
            Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
BB........  Debt  rated  BB  has less  near-term  vulnerability to  default  than other speculative grade debt.  However, it faces  major ongoing uncertainties  or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.
B.........  Debt  rated B has a greater vulnerability  to default but presently has the capacity to  meet  interest  payments  and  principal  repayments.  Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC.......  Debt  rated CCC has a current identifiable vulnerability to default, and is dependent upon  favorable business,  financial and  economic conditions  to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC........  The  rating CC  is typically  applied to  debt subordinated  to senior debt which is assigned an actual or implied CCC rating.
C.........  The rating C is typically applied to debt subordinated to senior debt which is assigned an actual  or implied CCC  - debt rating. The  C rating may  be used  to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
C1........  The rating C1 is reserved  for income bonds on  which no interest is  being paid.
D.........  Debt  rated D  is in payment  default. The  D rating category  is used when interest payments or principal payments are  not made on the date due  even if  the applicable grace period has  not expired, unless Standard & Poor's believes that such payment  will be made during  such grace period. The  D rating  also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
NR........  Indicates that no  rating has  been requested, that  there is  insufficient information  on which to base  a rating or that  Standard & Poor's does not rate a particular type of obligation as a matter of policy.

            Bonds rated  BB, B,  CCC, CC  and C  are regarded  as having  predominantly speculative  characteristics with respect to  capacity to pay interest and repay principal. BB indicates  the least degree of  speculation and C  the highest  degree  of speculation.  While such  debt  will likely  have some quality and  protective characteristics,  these  are outweighed  by  large uncertainties or major risk exposures to adverse conditions.
            Plus  (+) or minus (-): The  ratings from AA to CCC  may be modified by the addition of a  plus or  minus sign to  show relative  standing within  the major ratings categories.
            In  the  case  of  municipal bonds,  the  foregoing  ratings  are sometimes followed by  a "p"  which  indicates that  the  rating is  provisional.  A provisional  rating assumes the successful completion of the project being financed by  the bonds  being rated  and indicates  that payment  of  debt service  requirements is largely or entirely dependent upon the successful and  timely  completion  of  the  project.  This  rating,  however,  while addressing  credit quality subsequent to  completion of the project, makes no comment  on the  likelihood or  risk of  default upon  failure of  such completion.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1.......  indicates  that  the  degree of  safety  regarding timely  payment  is very strong.
A-2.......  indicates capacity for timely  payment on issues  with this designation  is strong.  However, the relative  degree of safety is  not as overwhelming as for issues designated "A-1."
A-3.......  indicates a satisfactory capacity for timely payment. Obligations  carrying this  designation  are, however,  somewhat more  vulnerable to  the adverse effects of changes in circumstances  than obligations carrying the  higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

                                  BOND RATINGS

AAA.......  Bonds  rated AAA are considered  to be investment grade  and of the highest credit quality.  The obligor  has an  exceptionally strong  ability to  pay interest  and  repay  principal,  which  is  unlikely  to  be  affected by reasonably foreseeable events.
AA........  Bonds rated  AA are  considered to  be investment  grade and  of very  high credit  quality. The obligor's ability to  pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

            Because bonds rated  in the  AAA and  AA categories  are not  significantly vulnerable  to foreseeable  future developments, short-term  debt of these issuers is generally rated F-1+.

                            COMMERCIAL PAPER RATINGS

    The rating F-1+ is the highest commercial paper rating assigned by Fitch. Paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. The rating F-1 is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

DUFF & PHELPS, INC. ("DUFF")

                                  BOND RATINGS

AAA.......  Bonds rated AAA  are considered to  be of the  highest credit quality.  The risk  factors are negligible,  being only slightly  more than U.S. Treasury debt.
AA........  Bonds rated AA are  considered by Duff  to be of  high credit quality  with strong  protection factors. Risk is modest  and may vary slightly from time to time because of economic conditions.

                            COMMERCIAL PAPER RATINGS

    The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets, and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA LIMITED AND IBCA INC. ("IBCA")

                                  BOND RATINGS

AAA.......  Obligations  rated AAA  by IBCA have  the lowest  expectation of investment
            risk.  Capacity  for  timely  repayment   of  principal  and  interest   is
             substantial,  such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA........  Obligations rated AA  by IBCA  have a  very low  expectation of  investment
            risk.   Capacity  for  timely  repayment   of  principal  and  interest  is
             substantial. Adverse changes in business, economic or financial  condition may increase investment risk, albeit not very significantly.

    IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely upon support from state authorities or its owners.

                            COMMERCIAL PAPER RATINGS

    The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMSON BANKWATCH, INC. ("BANKWATCH")

                                  BOND RATINGS

    BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

                            COMMERCIAL PAPER RATINGS

    The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

    No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Piper Jaffray Inc. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                                ----------------

                               TABLE OF CONTENTS

                                       PAGE
Introduction.......................          2
Fees and Expenses..................          6
Financial Highlights...............          8
Investment Objectives and
 Policies..........................         11
Other Eligible Investments.........         19
Special Investment Methods.........         23
Investment Restrictions............         31
Special Risk Considerations........         30
Management.........................         35
Distribution of Fund Shares........         41
Purchase of Shares.................         42
Redemption of Shares...............         44
Valuation of Shares................         47
Dividends, Distributions and Tax
 Status............................         48
Performance Comparisons............         50
Legal Experts......................         51
Pending Litigation.................         51
General Information................         51
Ratings of Investments................Appendix

                [LOGO]

                              HERCULES FUNDS INC.

                                August 29, 1995

HERC-05X